UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22758

PIMCO Dynamic Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO SHAREHOLDERS

PCM Fund, Inc.

PIMCO Dynamic Credit Income Fund

Annual Report

December 31, 2013

Contents

2 – 3	Letter from Chairman of the Board & President
4 – 5	Fund Insights
6 – 7	Performance & Statistics
8 – 42	Schedules of Investments*
43	Statements of Assets and Liabilities*
44	Statements of Operations*
45 – 46	Statements of Changes in Net Assets*
47	Statements of Cash Flows*
48 – 66	Notes to Financial Statements*
67 – 68	Financial Highlights*
69	Report of Independent Registered Public Accounting Firm
70 – 71	Tax Information/Annual Stockholder Meeting Results/Proxy Voting Policies & Procedures /Loan Investments and Origination
72 – 73	Privacy Policy
74 – 75	Dividend Reinvestment Plan
76 – 77	Board of Directors/Trustees
78	Fund Officers

*	Consolidated For PIMCO Dynamic Credit Income Fund only

Letter from Chairman of the Board & President

Hans W. Kertess

Chairman of the Board

Brian S. Shlissel

President & Chief Executive Officer

Dear Stockholders/Shareholders:

The US economy expanded throughout the 12-month fiscal reporting period ended December 31, 2013. In contrast, growth in many other developed countries was generally less robust. Demand for equities and lower-rated/higher-yielding fixed income securities was solid as investors sought incremental returns in the relatively low interest rate environment.

For the annual reporting period ended December 31, 2013:

■	PCM Fund, Inc. returned 8.31% on net asset value (“NAV”) and 6.49% on market price.

■	PIMCO Dynamic Credit Income Fund returned 9.09% on NAV and -2.79% on market price since its inception on January 31, 2013.

For the 12-month reporting period ended December 31, 2013, the US Treasury market, as measured by the Barclays US Treasury Index, declined 1.34% and the Barclays Fixed Rate MBS Index, which measures the performance of investment grade fixed-rate mortgage backed securities, fell 1.45%. The Barclays US Aggregate Index, a broad measure of government and corporate bond performance, dropped 2.02% and the Barclays US Credit Index, a measure of corporate bond performance, declined 2.03%.

During the reporting period, economic growth in the US accelerated. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.1% during the fourth quarter 2012, as private inventory investment and federal government spending contracted. Annual GDP growth rose to 1.1% and 2.5% during the first and second quarters of 2013, respectively. The US Commerce Department reported that GDP growth for the third quarter of 2013 registered 4.1%, the largest rate of growth since the fourth quarter of 2011. This improvement was partially due to an increase in private inventory investment and decelerating imports. Unemployment declined during the reporting period, although this was partially triggered by the reduction in the labor participation rate.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period. However, at its meeting in December 2013, the Fed announced that it would begin tapering the monthly asset purchase program beginning in January 2014. The central bank expects to pare its monthly purchases from $85 billion to $75 billion. The Fed also reiterated that tapering does not signify that the Fed would raise interest rates anytime soon, indicating, “it likely will be appropriate to maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%.” Regardless, US Treasury bond interest rates moved sharply higher during the 12-month fiscal period, with the yield on the benchmark 10-year Treasury bond rising from 1.78% to 3.04%, the highest level since July 2011.

2	Annual Report	| December 31, 2013

Outlook

Looking at the global economy, the US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration, a partial federal government shutdown and rising interest rates. Significant monetary policy accommodation, along with a weakening yen, supported Japan’s economy. While the euro zone finally emerged from its lengthy recession, growth was lackluster. Elsewhere, growth in many emerging market countries surpassed that of more developed

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countries. Still, the pace of growth for many emerging market countries moderated during the reporting period.

Despite the Fed’s recent tapering, we expect the central bank will maintain an easy monetary stance for sometime. While Fed tapering could lead to periods of volatility, policymakers have made it clear they do not intend to raise short term rates for an extended period. That being said, concerns of higher mortgage rates impacting the housing market, ongoing geopolitical issues, and continued dysfunction in Washington DC will likely contribute to market volatility.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our website, us.allianzgi.com/ closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board	President & Chief Executive Officer

December 31, 2013 |	Annual Report	3

Fund Insights

PCM Fund, Inc.

December 31, 2013 (unaudited)

For the 12-month annual reporting period ended December 31, 2013, PCM returned 8.31% on net asset value and 6.49% on market price, outperforming the unmanaged Barclays Investment Grade CMBS Index1 (the “benchmark index”), which returned 0.23% during the reporting period.

The US fixed income market experienced periods of elevated volatility during the reporting period. This was triggered by a number of factors, including the “fiscal cliff” and sequestration, the Fed’s announcement of a shift in monetary policy, the European sovereign debt crisis, geopolitical issues and the 16 day partial federal government shutdown. All told, both short- and long-term Treasury yields rose and the yield curve steepened during the period.

Most spread sectors (non-US Treasuries) posted negative returns, but generally outperformed equal-duration Treasuries during the 12 months ended December 31, 2013. One notable exception was high yield corporate bonds, as the Barclays High Yield Bond Index gained 7.44% during the reporting period. In contrast, the overall US fixed income market (as measured by the Barclays US Aggregate Index) declined 2.02%, while the commercial mortgage-backed securities (“CMBS”) market, as measured by the benchmark index, rose 0.23%. The CMBS market’s relative outperformance was due to generally solid investor demand and signs that the economy was building some momentum. Within the CMBS market, lower rated securities outperformed higher rated investments, as fixed-rate BBB CMBS returned 30.6%, compared to -0.47% for fixed-rate AAA CMBS.

Spread sector exposures generally produced positive results

The Fund’s exposure to the banking sector contributed to performance during the reporting period. Strong results were generated due to improving fundamentals and ongoing global central bank liquidity injections. An allocation to non-agency mortgage-backed securities also positively contributed to performance. This sector benefited from robust investor demand with investors looking to generate incremental yield in the relatively low interest rate environment. Also supporting non-agency mortgage-backed securities were continuing signs of a rebound in the housing market.

Detracting from performance was the Fund’s allocation to super-senior CMBS as CMBS positioned high in the capital structure underperformed the lower rated (less senior) portion of the CMBS capital structure.

(1) The Barclays Investment Grade CMBS Index is an index designed to mirror commercial mortgage-backed securities (“CMBS”) of investment grade quality (Baa3/BBB-/BBB- or above) using Moody’s, S&P, and Fitch respectively, with maturity of at least one year.

4	Annual Report	| December 31, 2013

Fund Insights

PIMCO Dynamic Credit Income Fund

December 31, 2013 (unaudited)

For the period from inception on January 31, 2013 through December 31, 2013 (the “reporting period”), PIMCO Dynamic Credit Income Fund (the “Fund”) returned 9.09% on net asset value (“NAV”) and -2.79% on market price. In comparison, the Barclays Global Credit Index, the Barclays Global High Yield Index and the Credit Suisse Leveraged Loan Index returned 1.23%, 5.77% and 4.98%, respectively, during this period.

The US fixed income market experienced periods of elevated volatility during the reporting period. This was triggered by a number of factors, including the “fiscal cliff” and sequestration, the Fed’s announcement of a shift in monetary policy, the European sovereign debt crisis, geopolitical issues and the 16 day partial federal government shutdown. All told, both short- and long-term Treasury yields rose and the yield curve steepened during the period. Most spread sectors (non-US Treasuries) posted negative returns, but generally outperformed equal-duration Treasuries during the reporting period ended December 31, 2013.

Sector exposures largely contribute to performance

An allocation to non-agency residential mortgage-backed securities was one of the primary contributors to performance, as prices of non-agency residential mortgage-backed securities continued to appreciate on an improving US housing market. The Fund’s emphasis on lower rated corporate bonds also contributed significantly to performance, as high yield bonds outperformed the broad credit market on higher coupon income and lower rate sensitivity. Within the high yield space, the Fund’s short-dated high yield exposure through high yield credit derivatives was positive, as high yield spreads tightened sharply during the period. An overweighting to banking and specialty financial companies, as well as an allocation to construction companies positively contributed to results, as these issues outperformed the broad credit market due to strengthening fundamentals and a close linkage to the improving US housing market. Security selection within telecommunication, media, and raw materials also enhanced Fund performance.

On the downside, tactical exposure to emerging markets (“EM”) detracted from performance, as EM bonds lagged the overall credit market during the reporting period; EM spreads widened on a weaker economic growth outlook and geopolitical risks. The Fund’s long duration positioning hindered performance, as rates increased during the period.

PIMCO remains cautious on the credit sector as the continuation of global de-leveraging, regulatory uncertainty and unknown monetary policy action may lead to future bouts of volatility. We believe a focus on security selection should make the Fund less likely to be adversely impacted by the ongoing de-leveraging process.

December 31, 2013 |	Annual Report	5

Performance & Statistics

PCM Fund, Inc.

December 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	6.49%	8.31%
5 Year	27.70%	28.76%
10 Year	8.59%	10.37%
Commencement of Operations (9/2/93) to 12/31/13	8.95%	9.39%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 12/31/13

Market Price/NAV:
Market Price	$11.65
NAV	$11.17
Premium to NAV	4.30%
Market Price Yield(2)	8.24%
Leverage Ratio(3)	30.35%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund stock. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at December 31, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

6	Annual Report	| December 31, 2013

Performance & Statistics

PIMCO Dynamic Credit Income Fund

December 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
Commencement of Operations (1/31/13) to 12/31/13	-2.79%	9.09%

Market Price/NAV Performance:

Commencement of Operations (1/31/13) to 12/31/13

Market Price/NAV:
Market Price	$22.48
NAV	$24.04
Discount to NAV	-6.49%
Market Price Yield(2)	8.34%
Leverage Ratio(3)	28.41%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at December 31, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

December 31, 2013 |	Annual Report	7

Schedule of Investments

PCM Fund, Inc.

December 31, 2013

Principal Amount (000s)		Value
Mortgage-Backed Securities – 102.5%
$442	Adjustable Rate Mortgage Trust, 2.711%, 1/25/36, CMO, IO (i)	$361,462
603	Banc of America Alternative Loan Trust, 6.878%, 4/25/37, CMO (i)	492,355
	Banc of America Funding Corp., CMO,
756	2.70%, 12/20/34 (i)	612,759
277	5.578%, 3/20/36 (i)	259,307
1,016	7.00%, 10/25/37	623,187
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.414%, 9/10/47, CMO (g)	2,172,758
	Banc of America Mortgage Trust, CMO (i),
613	2.495%, 11/25/34	607,788
673	2.73%, 6/20/31	689,210
394	2.807%, 6/25/35	379,820
	BCAP LLC Trust, CMO (a)(c)(i),
87	0.365%, 7/26/36	51,916
150	4.996%, 3/26/36	144,842
1,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(c)(g)(i)	1,085,147
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (i),
1,805	2.66%, 10/25/35	1,814,000
301	2.701%, 5/25/34	287,677
	Bear Stearns ALT-A Trust, CMO (i),
509	2.393%, 5/25/36	344,623
71	2.409%, 5/25/36	40,405
1,435	2.484%, 8/25/36	1,162,443
1,195	2.598%, 11/25/36	829,212
89	2.784%, 1/25/47	62,397
528	2.801%, 8/25/36	373,748
261	3.596%, 9/25/34	256,280
251	4.393%, 7/25/35	196,894
136	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35, CMO	127,652
	Bear Stearns Commercial Mortgage Securities Trust, CMO (i),
635	5.514%, 3/13/40 (a)(c)	635,637
3,000	5.694%, 6/11/50	3,363,714
2,000	5.706%, 6/11/40 (g)	2,245,743
1,000	6.54%, 5/11/39 (a)(c)	1,034,165
1,097	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(b)(c)(h)
	(acquisition cost-$618,246; purchased 11/18/09)	636,494
523	Chase Mortgage Finance Trust, 6.00%, 3/25/37, CMO	464,318
	Citigroup Commercial Mortgage Trust, CMO (i),
85,868	0.481%, 5/15/43, IO (a)(c)	421,696
2,500	5.705%, 12/10/49	2,799,906
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
460	2.635%, 9/25/35	403,549
473	2.726%, 11/25/36	392,340
343	2.735%, 8/25/35	301,470
4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO (g)	4,399,569
103	CitiMortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	105,447
1,925	COBALT CMBS Commercial Mortgage Trust, 5.223%, 8/15/48, CMO	2,080,024

8	Annual Report	| December 31, 2013

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Commercial Mortgage Trust, CMO (a)(c),
$690	5.908%, 7/10/46 (i)	$724,033
759	6.586%, 7/16/34	856,038
1,500	6.922%, 7/16/34 (i)	1,729,513
	Countrywide Alternative Loan Trust, CMO,
1,431	0.345%, 6/25/47 (g)(i)	1,095,238
2,622	0.377%, 7/20/46 (i)	1,580,910
453	0.445%, 2/25/37 (i)	344,073
1,631	0.455%, 2/25/36 (i)	1,072,177
3,558	1.071%, 12/25/35 (g)(i)	2,709,015
288	6.00%, 11/25/35	159,516
1,099	6.00%, 5/25/37	854,754
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
360	0.485%, 3/25/35 (i)	268,616
32	2.417%, 2/20/36 (i)	28,116
261	2.604%, 9/20/36 (i)	186,232
1,070	2.726%, 9/25/47 (i)	892,006
721	6.00%, 5/25/37	603,530
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
2,282	0.826%, 12/15/35, IO (a)(c)(i)	6,231
122	7.00%, 2/25/33	129,169
192	7.46%, 1/17/35 (i)	192,964
	Credit Suisse Mortgage Capital Certificates, CMO,
4,683	5.467%, 9/15/39 (g)	5,099,888
1,000	5.467%, 9/16/39 (a)(c)(i)	1,088,216
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
374	5.896%, 4/25/36	327,879
279	6.50%, 5/25/36	192,693
2,641	FFCA Secured Lending Corp., 1.032%, 9/18/27, CMO, IO (a)(b)(c)(h)(i) (acquisition cost-$610,967; purchased 11/17/00)	96,033
258	First Horizon Alternative Mortgage Securities Trust, 2.238%, 8/25/35, CMO (i)	56,519
225	First Horizon Mortgage Pass-Through Trust, 2.654%, 4/25/35, CMO (i)	225,837
6,423	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO (e)	29,436
	GMAC Commercial Mortgage Securities, Inc., CMO (a)(c)(i),
1,500	6.744%, 5/15/30 (d)	250,335
1,500	8.316%, 9/15/35	1,502,784
2,000	Greenwich Capital Commercial Funding Corp., 5.444%, 3/10/39, CMO (g)	2,199,872
	GS Mortgage Securities Trust, CMO,
17,441	1.519%, 8/10/43, IO (a)(c)(i)	1,212,019
6,365	2.596%, 5/10/45, IO (b)(i)	822,855
5,750	5.56%, 11/10/39 (g)	6,310,973
1,670	5.979%, 8/10/43 (a)(c)(i)	1,793,769
	Harborview Mortgage Loan Trust, CMO (i),
87	0.356%, 1/19/38	71,299
1,204	0.416%, 1/19/36	805,547
598	5.329%, 6/19/36	439,748
806	IndyMac INDA Mortgage Loan Trust, 2.963%, 6/25/37, CMO (i)	742,917

December 31, 2013 |	Annual Report	9

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

Principal Amount (000s)		Value
	IndyMac Index Mortgage Loan Trust, CMO (i),
$206	0.965%, 11/25/34	$184,163
314	2.941%, 5/25/36	209,442
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (i),
61,000	0.455%, 2/15/46, IO (a)(c)	1,954,958
1,012	1.115%, 3/12/39, IO (a)(c)	16,630
4,100	5.645%, 3/18/51 (a)(c)(g)	4,445,076
1,400	5.706%, 2/12/49 (g)	1,556,920
1,195	5.794%, 2/12/51 (g)	1,341,527
1,147	5.927%, 2/15/51 (g)	1,157,808
5,143	6.45%, 5/12/34	5,377,904
270	JPMorgan Mortgage Trust, 2.737%, 7/25/35, CMO (i)	269,125
	LB Commercial Mortgage Trust, CMO,
520	5.60%, 10/15/35 (a)(c)	549,819
950	5.884%, 7/15/44 (i)	1,065,611
1,278	LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38, CMO	1,404,758
	Lehman Mortgage Trust, CMO,
890	6.00%, 5/25/37	860,235
422	6.261%, 4/25/36 (i)	403,616
1,309	Luminent Mortgage Trust, 0.335%, 12/25/36, CMO (i)	977,085
1,173	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO (i)	1,091,212
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO,
1,500	5.485%, 3/12/51 (g)(i)	1,652,447
2,300	5.70%, 9/12/49	2,559,410
	MLCC Mortgage Investors, Inc., CMO (i),
498	0.585%, 7/25/30	470,288
376	0.825%, 11/25/29	366,213
118	2.135%, 11/25/35	115,294
427	2.681%, 11/25/35	417,231
	Morgan Stanley Capital I Trust, CMO,
63,963	0.236%, 11/12/49, IO (a)(c)(i)	538,120
2,000	5.447%, 2/12/44 (g)(i)	2,189,306
315	5.692%, 4/15/49 (i)	349,387
558	5.809%, 12/12/49	624,227
3,436	6.01%, 11/15/30 (a)(c)	3,620,800
583	Morgan Stanley Dean Witter Capital I, Inc., 6.50%, 11/15/36, CMO (a)(c)	584,876
	Morgan Stanley Mortgage Loan Trust, CMO,
465	3.00%, 1/25/35 (i)	24,757
620	6.00%, 8/25/37	561,158
833	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(b)(c)(h) (acquisition cost-$800,399; purchased 4/6/11)	819,323
363	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(b)(c)(e)(h)(i) (acquisition cost-$25,851; purchased 6/25/08)	724
	RBSCF Trust, CMO (a)(c)(i),
1,000	5.223%, 8/16/48 (g)	1,071,203
1,000	5.331%, 2/16/44	1,073,906
1,000	5.336%, 5/16/47 (g)	1,085,948
2,744	6.068%, 2/17/51	2,756,360

10	Annual Report	| December 31, 2013

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

Principal Amount (000s)		Value
$451	Regal Trust IV, 2.457%, 9/29/31, CMO (a)(c)(i)	$418,008
	Residential Accredit Loans, Inc., CMO,
220	0.345%, 6/25/46 (i)	103,170
673	3.777%, 1/25/36 (i)	503,057
531	6.00%, 8/25/35	464,542
525	6.50%, 9/25/37	393,463
385	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	291,738
663	Residential Funding Mortgage Securities I, 6.00%, 6/25/36, CMO	611,262
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i),
597	4.892%, 11/25/36	552,136
620	5.089%, 1/25/36	485,550
487	5.245%, 9/25/36	411,397
856	5.96%, 4/25/36	699,378
1,357	Structured Asset Mortgage Investments II Trust, 0.375%, 8/25/36, CMO (i)	1,000,595
173	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	177,814
261	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	167,084
1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(c)	1,578,507
	Wachovia Bank Commercial Mortgage Trust, CMO,
29,698	0.881%, 10/15/41, IO (a)(c)(i)	138,335
2,500	5.188%, 2/15/41 (a)(c)(i)	2,501,457
1,000	5.509%, 4/15/47	1,093,333
1,825	5.924%, 2/15/51 (g)(i)	2,053,970
1,000	WaMu Commercial Mortgage Securities Trust, 6.111%, 3/23/45, CMO (a)(c)(i)	1,028,953
779	WaMu Mortgage Pass-Through Certificates, 2.374%, 12/25/36, CMO (g)(i)	686,119
2,753	Washington Mutual Mortgage Pass-Through Certificates, 6.50%, 8/25/36, CMO	1,781,130
92	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	92,844
694	Wells Fargo Mortgage-Backed Securities Trust, 5.584%, 10/25/36, CMO (i)	665,798
	WF-RBS Commercial Mortgage Trust, CMO, IO (a)(c)(i),
2,211	0.795%, 6/15/44	66,662
30,805	1.12%, 2/15/44 (g)	1,205,964
Total Mortgage-Backed Securities (cost-$112,055,935)		131,879,837
Corporate Bonds & Notes – 24.4%
	Airlines – 1.6%
	United Air Lines Pass-Through Trust,
716	6.636%, 1/2/24 (g)	759,178
659	9.75%, 7/15/18	757,706
463	10.40%, 5/1/18 (g)	524,987
		2,041,871
	Banking – 4.6%
2,200	Discover Bank, 7.00%, 4/15/20 (g)	2,559,166
1,200	Morgan Stanley, 0.724%, 10/15/15 (g)(i)	1,197,997
2,000	Regions Financial Corp., 7.75%, 11/10/14 (g)	2,110,546
		5,867,709
	Diversified Financial Services – 8.2%
1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(g)	1,055,000
	Ford Motor Credit Co. LLC (g),
1,000	6.625%, 8/15/17	1,158,943
500	8.00%, 12/15/16	592,187

December 31, 2013	| Annual Report	11

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
$1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(c)	$1,860,000
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(c)(h) (acquisition cost-$809,250; purchased 5/16/13-5/17/13)	796,000
	SLM Corp. (g),
1,000	8.00%, 3/25/20	1,136,250
1,100	8.45%, 6/15/18	1,285,625
	Springleaf Finance Corp.,
455	6.50%, 9/15/17 (g)	489,125
1,200	6.90%, 12/15/17	1,317,600
5,391	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(c)(h) (acquisition cost-$954,576; purchased 11/20/12-7/26/13)	935,101
		10,625,831
	Electric Utilities – 0.4%
500	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(c)(g)	532,500
250	Escrow Dynegy Holdings, Inc., 7.125%, 5/15/18 (d)(e)	1,390
		533,890
	Engineering & Construction – 1.0%
1,247	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (g)	1,274,724
	Household Products/Wares – 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	96,750
	Insurance – 3.0%
	American International Group, Inc. (g),
500	5.45%, 5/18/17	559,094
2,700	8.175%, 5/15/68 (converts to FRN on 5/15/38)	3,280,500
		3,839,594
	Media – 0.7%
900	Radio One, Inc., 12.50%, 5/24/16 (g)	904,500
	Metal Fabricate/Hardware – 0.3%
400	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(b)(c)(h) (acquisition cost-$400,000; purchased 11/26/13)	423,000
	Oil & Gas – 0.2%
285	Global Geophysical Services, Inc., 10.50%, 5/1/17	218,025
	Pipelines – 0.3%
100	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(c)	86,000
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(c)	333,000
		419,000
	Real Estate Investment Trust – 1.8%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (g)	2,350,284
	Retail – 2.2%
	CVS Pass-Through Trust (g),
1,553	5.88%, 1/10/28	1,684,949
918	7.507%, 1/10/32 (a)(c)	1,095,277
		2,780,226
	Transportation – 0.0%
40	Western Express, Inc., 12.50%, 4/15/15 (a)(c)	25,600
Total Corporate Bonds & Notes (cost-$28,632,608)		31,401,004

12	Annual Report	| December 31, 2013

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

Principal Amount (000s)		Value
Asset-Backed Securities – 11.8%
$34	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.79%, 2/25/33 (i)	$1,337
156	Asset Backed Securities Corp Home Equity Loan Trust, 3.415%, 6/21/29 (i)	122,865
437	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (i)	524,068
366	Bayview Financial Acquisition Trust, 0.447%, 12/28/36 (i)	347,049
	Bear Stearns Asset-Backed Securities Trust (i),
60	0.545%, 6/25/36	59,390
663	2.93%, 7/25/36	636,010
1,243	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (i)	769,232
	Conseco Finance Securitizations Corp.,
444	7.96%, 5/1/31	363,581
970	9.163%, 3/1/33 (i)	899,563
212	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(c)(h) (acquisition cost-$215,715; purchased 1/4/05-7/21/11)	220,200
650	EMC Mortgage Loan Trust, 0.815%, 2/25/41 (a)(c)(i)	594,816
232	GE Capital Mortgage Services, Inc. Trust, 6.705%, 4/25/29 (i)	228,206
162	GSAA Trust, 0.435%, 6/25/35 (i)	149,581
6,250	IndyMac Residential Asset-Backed Trust, 0.405%, 4/25/47 (i)	3,632,613
56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)(c)(e)(h) (acquisition cost-$49,551; purchased 2/25/00)	53,099
2,358	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(e)(h) (acquisition cost-$2,257,338; purchased 1/29/13)	2,328,410
472	Legg Mason PT, 6.55%, 3/10/20 (a)(c)(e)	466,589
538	Lehman XS Trust, 5.42%, 11/25/35	530,082
2,286	Merrill Lynch First Franklin Mortgage Loan Trust, 0.405%, 5/25/37 (i)	1,427,175
630	Merrill Lynch Mortgage Investors Trust, 0.665%, 6/25/36 (i)	573,834
693	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32 (i)	245,481
69	Residential Asset Mortgage Products, Inc., 0.535%, 9/25/32 (i)	62,533
51	Southern Pacific Secured Asset Corp., 0.505%, 7/25/29 (i)	45,592
68	Structured Asset Investment Loan Trust, 4.665%, 10/25/33 (i)	6,403
891	UCFC Manufactured Housing Contract, 7.90%, 1/15/28 (i)	885,905
1,856	UPS Capital Business Credit, 3.456%, 4/15/26 (b)(e)(i)	60,211
Total Asset-Backed Securities (cost-$14,258,082)		15,233,825
U.S. Government Agency Securities (i) – 1.8%
	Freddie Mac, CMO, IO,
3,086	0.665%, 1/25/21	103,856
10,500	3.615%, 6/25/41	2,175,747
Total U.S. Government Agency Securities (cost-$2,094,557)		2,279,603
Municipal Bonds – 1.2%
	Arkansas – 0.5%
705	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	654,804
	Virginia – 0.2%
245	Lexington Industrial Dev. Auth. Rev., Kendall at Lexington, 8.00%, 1/1/15, Ser. C	244,819
	West Virginia – 0.5%
880	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	684,473
Total Municipal Bonds (cost-$1,771,094)		1,584,096

December 31, 2013	| Annual Report	13

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

Principal Amount (000s)		Value
U.S. Treasury Obligations – 0.1%
$100	U.S. Treasury Notes, 0.25%, 1/31/15 (cost-$100,080)	$100,088

Shares
Common Stock – 0.1%
	Oil, Gas & Consumable Fuels – 0.1%
1,294	SemGroup Corp., Class A (cost-$33,637)	84,391
Equity-Linked Security – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
1,362	SemGroup Corp. (k) (cost-$6,128)	58,055

Units
Warrants – 0.0%
	Engineering & Construction – 0.0%
1,100	Alion Science and Technology Corp. (a)(c)(k) (cost-$11)	11

Principal Amount (000s)
Short-Term Investments – 4.4%
	U.S. Treasury Obligations – 2.8%
$2,733	U.S. Treasury Bills, 0.099%-0.137%, 5/29/14-9/18/14 (f)(j)	2,731,684
	U.S. Treasury Notes,
200	0.25%, 11/30/14	200,191
600	0.375%, 11/15/14	601,184
Total U.S. Treasury Obligations (cost-$3,532,431)		3,533,059
	U.S. Government Agency Securities (j) – 1.2%
100	Freddie Mac Discount Notes, 0.117%, 6/5/14	99,970
1,400	Freddie Mac Discount Notes, 0.122%, 7/11/14	1,399,409
Total U.S. Government Agency Securities (cost-$1,499,059)		1,499,379
	Repurchase Agreements – 0.4%
574	State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $574,000; collateralized by Freddie Mac, 2.00%, due 1/30/23, valued at $586,646 including accrued interest (cost-$574,000)	574,000
Total Short-Term Investments (cost-$5,605,490)		5,606,438
Total Investments (cost-$164,557,622) – 146.3%		188,227,348
Liabilities in excess of other assets – (46.3)%		(59,555,543)
Net Assets – 100.0%		$128,671,805

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $49,529,100, representing 38.5% of net assets.

(b)	Illiquid.

(c)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

14	Annual Report	| December 31, 2013

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

(e)	Fair-Valued–Securities with an aggregate value of $2,939,859, representing 2.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(g)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(h)	Restricted. The aggregate acquisition cost of such securities is $6,741,893. The aggregate value is $6,308,384, representing 4.9% of net assets.

(i)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(j)	Rates reflect the effective yields at purchase date.

(k)	Non-income producing.

(l)	Credit default swap agreements outstanding at December 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread		Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
Deutsche Bank:
SLM Corp.	$3,000	2.55%		3/20/19	5.35%	$404,346	$–	$404,346
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	6,772		†	7/25/45	0.32%	(1,758,415)	(3,978,865)	2,220,450
Markit ABX.HE AAA 07-1	2,490		†	8/25/37	0.09%	(774,841)	(1,232,655)	457,814

						$(2,128,910)	$(5,211,520)	$3,082,610

†	Credit Spread not quoted for asset-backed securities.

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)	At December 31, 2013, the Fund held $260,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(n)	Open reverse repurchase agreements at December 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.60%	8/27/13	2/26/14	$1,014,142	$1,012,000
	0.625	8/26/13	2/26/14	1,666,696	1,663,000
	0.65	10/22/13	1/21/14	1,292,655	1,291,000
	0.65	12/18/13	3/14/14	482,122	482,000
	0.65	12/20/13	3/19/14	2,165,469	2,165,000
	0.71	8/26/13	2/26/14	4,852,218	4,840,000
	0.991	12/2/13	3/3/14	1,066,880	1,066,000
	1.017	11/6/13	2/7/14	2,032,210	2,029,000
	1.04	10/31/13	1/30/14	1,501,685	1,499,000
	1.046	10/3/13	1/6/14	1,983,172	1,978,000
Citigroup	0.92	12/6/13	1/8/14	2,511,668	2,510,000
	0.924	12/11/13	1/8/14	2,535,366	2,534,000
Deutsche Bank	0.59	11/7/13	2/5/14	1,035,933	1,035,000
	0.59	11/21/13	2/14/14	2,283,533	2,282,000
Morgan Stanley	1.10	10/15/13	1/15/14	2,000,757	1,996,000
	1.15	10/15/13	1/15/14	5,670,093	5,656,000

December 31, 2013	| Annual Report	15

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Canada	0.45%	10/3/13	1/6/14	$ 574,645	$ 574,000
	0.45	11/29/13	3/3/14	1,011,417	1,011,000
	0.45	12/17/13	3/14/14	1,457,273	1,457,000
	0.45	12/31/13	4/4/14	561,000	561,000
	0.46	12/4/13	1/29/14	666,238	666,000
	0.48	11/15/13	2/13/14	550,345	550,000
	0.48	11/22/13	2/13/14	3,010,739	3,009,000
	1.24	12/24/13	3/24/14	2,079,573	2,079,000
Royal Bank of Scotland	0.96	11/15/13	1/13/14	5,652,075	5,645,000
	0.99	11/7/13	2/7/14	1,482,239	1,480,000
	1.14	10/17/13	1/17/14	1,995,792	1,991,000
	1.14	11/20/13	2/20/14	1,999,656	1,997,000
	1.14	11/20/13	2/20/14	1,010,342	1,009,000

					$56,067,000

(o)	The weighted average daily balance of reverse repurchase agreements during the year ended December 31, 2013 was $77,782,441, at a weighted average interest rate of 0.89%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2013 was $61,301,311.

(p)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$131,030,354	$849,483	$131,879,837
Corporate Bonds & Notes:
Airlines	–	–	2,041,871	2,041,871
Electric Utilities	–	532,500	1,390	533,890
All Other	–	28,825,243	–	28,825,243
Asset-Backed Securities	–	12,325,516	2,908,309	15,233,825
U.S. Government Agency Securities	–	2,279,603	–	2,279,603
Municipal Bonds	–	1,584,096	–	1,584,096
U.S. Treasury Obligations	–	100,088	–	100,088
Common Stock	84,391	–	–	84,391
Equity Linked Security	–	58,055	–	58,055
Warrants		11		11
Short-Term Investments	–	5,606,438	–	5,606,438
	84,391	182,341,904	5,801,053	188,227,348
Other Financial Instruments* – Assets
Credit Contracts	–	3,082,610	–	3,082,610
Totals	$84,391	$185,424,514	$5,801,053	$191,309,958

At December 31, 2013, there were no transfers between Levels 1 and 2.

16	Annual Report	| December 31, 2013

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2013, was as follows:

	Beginning Balance 12/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 12/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$5,767,657	$80,913	$(460,457)	$33,315	$(12,827)	$(114,042)	$–	$(4,445,076)	$849,483
Corporate Bonds & Notes:
Airlines	2,469,745	–	(353,557)	–	–	(74,317)	–	–	2,041,871
Electric Utilities	1,403	–	–	–	–	(13)	–	–	1,390
Asset-Backed Securities	74,173	2,857,268	(134,084)	14,025	4,722	39,106	53,099	–	2,908,309
Warrants
Engineering & Construction	11	–	–	–	–	–	–	(11)	–
Totals	$8,312,989	$2,938,181	$(948,098)	$47,340	$(8,105)	$(149,266)	$53,099	$(4,445,087)	$5,801,053

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2013.

	Ending Balance at 12/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$819,323	Third-Party Pricing Vendor	Single Broker Quote	$98.36
	29,436	Interest Only Weighted Average Life Model	Security Price Reset	$0.46
	724	Benchmark Pricing	Security Price Reset	$0.20
Corporate Bonds & Notes	2,041,871	Third-Party Pricing Vendor	Single Broker Quote	$106.03 – $114.93
	1,390	Benchmark Pricing	Security Price Reset	$0.56
Asset-Backed Securities	2,908,309	Benchmark Pricing	Security Price Reset	$3.24 – $98.92

*	Other financial instruments are derivatives, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because an evaluated price from a third-party pricing vendor was not available.

***	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor was available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at December 31, 2013, was $55,087. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(q)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at December 31, 2013:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of OTC swaps	$3,082,610

The effect of derivatives on the Statement of Operations for the year ended December 31, 2013:

Location	Credit Contracts
Net realized gain on:
Swaps	$526,242

Net change in unrealized appreciation/depreciation of:
Swaps	$666,548

December 31, 2013	| Annual Report	17

Schedule of Investments

PCM Fund, Inc.

December 31, 2013 (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended December 31, 2013:

Credit Default Swap Agreements(1)
Sell
$15,028

(1)	Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received at December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received/ Pledged	Net Amount (not less than 0)
Swaps
Deutsche Bank	404,346	–	(260,000)	144,346
Royal Bank of Scotland	2,678,264	–	(2,480,301)#	197,963
Totals	$3,082,610	$–	$(2,740,301)	$342,309

Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received		Net Amount (not less than 0)
Repurchase Agreements
State Street Bank & Trust Co.	$574,000	$–	$(574,000	)(†)	$–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at December 31, 2013:

Counterparty	Payable for Reverse Repurchase Agreements(†††)	Collateral Pledged(††)	Net Amount (not less than 0)
Barclays Bank plc	$18,057,249	$(18,057,249)	$–
Citigroup	5,047,034	(5,047,034)	–
Deutsche Bank	3,319,466	(3,319,466)	–
Morgan Stanley	7,670,850	(7,670,850)	–
Royal Bank of Canada	9,911,230	(9,911,230)	–
Royal Bank of Scotland	12,140,104	(12,140,104)	–
Totals	$56,145,933	$(56,145,933)	$–

†	The actual collateral received is greater than the amount shown here due to over collateralization

††	The actual collateral pledged is greater than the amount shown due to over collateralization.

†††	The amount includes interest payable for Reverse Repurchase Agreements.

#	Includes upfront premiums received

Glossary:

ABX.HE	-	Asset-Backed Securities Index Home Equity
CMBS	-	Commercial Mortgage-Backed Security
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note
IO	-	Interest Only
MBIA	-	insured by MBIA Insurance Corp.
MBS	-	Mortgage-Backed Security
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
PO	-	Principal Only

18	Annual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013

Principal Amount (000s)		Value
Corporate Bonds & Notes – 58.1%
	Advertising – 0.3%
$3,525	inVentiv Health, Inc., 9.00%, 1/15/18 (a)(d)	$3,701,250
5,500	Sitel LLC, 11.00%, 8/1/17 (a)(d)	5,898,750
		9,600,000
	Apparel & Textiles – 0.1%
2,000	Quiksilver, Inc., 7.875%, 8/1/18 (a)(b)(d)(l) (acquisition cost-$1,989,660; purchased 7/11/13)	2,180,000
	Auto Components – 1.2%
14,332	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (k)	14,367,830
2,750	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(b)(d)(l) (acquisition cost-$2,750,000; purchased 10/29/13)	2,908,125
	Schaeffler Finance BV,
€4,000	4.25%, 5/15/18	5,736,666
$4,500	4.75%, 5/15/21 (a)(d)	4,511,250
	Schaeffler Holding Finance BV, PIK,
€5,400	6.875%, 8/15/18	7,976,649
$5,250	6.875%, 8/15/18 (a)(d)(k)	5,591,250
		41,091,770
	Banking – 8.3%
£2,600	Barclays Bank PLC, 14.00%, 6/15/19 (i)(k)	5,748,577
$36,500	BPCE S.A., 12.50%, 9/30/19 (a)(d)(i)(k)	47,997,500
1,200	CIT Group, Inc., 4.75%, 2/15/15 (a)(d)	1,246,500
25,000	Citigroup, Inc., 5.875%, 2/22/33 (k)	25,700,075
1,300	Eksportfinans ASA, 2.00%, 9/15/15	1,283,750
30,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37 (k)	33,382,800
2,500	ICICI Bank Ltd., 5.00%, 1/15/16	2,639,000
	LBG Capital No. 2 PLC,
€1,900	8.875%, 2/7/20	2,942,779
£4,100	15.00%, 12/21/19 (k)	9,866,620
€7,052	15.00%, 12/21/19	14,600,655
$50,000	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(d)(i)(k)	67,935,350
17,375	Regions Financial Corp., 7.375%, 12/10/37 (k)	18,755,583
€4,000	Societe Generale S.A., 9.375%, 9/4/19 (i)	6,586,849
$2,500	Sophia Holding Finance L.P., 9.625%, 12/1/18 (a)(b)(d)(l) (acquisition cost-$2,475,000; purchased 11/14/13)	2,587,500
	UBS AG (k),
10,000	7.25%, 2/22/22 (n)	10,988,670
19,000	7.625%, 8/17/22	21,767,274
		274,029,482
	Building Materials – 0.2%
2,000	Associated Materials LLC, 9.125%, 11/1/17	2,145,000
	Corporacion GEO S.A.B. de C.V. (a)(d)(f),
5,200	8.875%, 3/27/22	780,000
2,500	9.25%, 6/30/20	375,000
1,500	Headwaters, Inc., 7.25%, 1/15/19 (a)(b)(d)(l) (acquisition cost-$1,500,000; purchased 12/5/13)	1,548,750

December 31, 2013	| Annual Report	19

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Building Materials (continued)
$1,500	USG Corp., 5.875%, 11/1/21 (a)(b)(d)(l) (acquisition cost-$1,500,000; purchased 10/28/13)	$1,561,875
€1,000	Xella Holdco Finance S.A., 9.125%, 9/15/18	1,446,204
		7,856,829
	Chemicals – 1.6%
	INEOS Group Holdings S.A.,
$4,500	6.125%, 8/15/18 (a)(d)	4,533,750
€6,500	6.50%, 8/15/18	9,187,952
$34,385	Perstorp Holding AB, 8.75%, 5/15/17 (a)(d)(k)	37,135,800
3,500	Phosagro OAO via Phosagro Bond Funding Ltd., 4.204%, 2/13/18 (a)(d)(k)	3,478,125
		54,335,627
	Coal – 1.8%
4,500	Arch Coal, Inc., 8.00%, 1/15/19 (a)(b)(d)(l) (acquisition cost-$4,500,000; purchased 12/12/13)	4,500,000
	Mongolian Mining Corp.,
4,500	8.875%, 3/29/17 (a)(d)	3,577,500
8,675	8.875%, 3/29/17	6,896,625
6,000	Walter Energy, Inc., 8.50%, 4/15/21	5,025,000
35,104	Westmoreland Coal Co., 10.75%, 2/1/18 (k)	38,702,160
		58,701,285
	Commercial Services – 2.5%
12,000	American Residential Services LLC, 12.00%, 4/15/15 (a)(d)(k)	12,360,000
4,000	Brand Energy & Infrastructure Services, Inc., 8.50%, 12/1/21 (a)(b)(d)(l)
	(acquisition cost-$4,000,000; purchased 11/22/13)	4,075,000
2,250	Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)(b)(d)(l)
	(acquisition cost-$2,250,000; purchased 3/14/13)	2,604,375
45,650	DynCorp International, Inc., 10.375%, 7/1/17 (k)	46,905,375
11,045	Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)(d)(k)	12,025,244
4,000	PHH Corp., 6.375%, 8/15/21	4,020,000
		81,989,994
	Computers – 0.2%
	NCR Escrow Corp. (a)(b)(d)(l),
2,000	5.875%, 12/15/21 (acquisition cost-$2,000,000; purchased 12/5/13)	2,047,500
4,000	6.375%, 12/15/23 (acquisition cost-$4,000,000; purchased 12/5/13)	4,105,000
		6,152,500
	Containers & Packaging – 0.2%
	Beverage Packaging Holdings Luxembourg II S.A. (a)(b)(d)(l),
1,750	5.625%, 12/15/16 (acquisition cost-$1,750,000; purchased 11/12/13)	1,789,375
4,750	6.00%, 6/15/17 (acquisition cost-$4,750,000; purchased 12/4/13)	4,821,250
		6,610,625
	Distribution/Wholesale – 0.4%
2,000	American Builders & Contractors Supply Co., Inc., 5.625%, 4/15/21 (a)(d)	2,015,000
10,000	HD Supply, Inc., 11.50%, 7/15/20 (k)	11,962,500
		13,977,500
	Diversified Financial Services – 5.3%
20,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	17,153,500

20	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
$13,175	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	$13,899,625
	International Lease Finance Corp.,
300	6.75%, 9/1/16 (a)(d)	336,000
3,000	8.625%, 9/15/15 (k)	3,341,250
7,250	Jefferies Finance LLC, 7.375%, 4/1/20 (a)(d)	7,576,250
€16,700	KION Finance S.A., 6.75%, 2/15/20 (k)	25,162,470
$3,200	MPH Intermediate Holding Co. 2, 8.375%, 8/1/18, PIK (a)(d)	3,340,000
8,000	Outerwall, Inc., 6.00%, 3/15/19	8,200,000
12,000	Patriot Merger Corp., 9.00%, 7/15/21 (a)(b)(d)(k)(l)
	(acquisition cost-$12,000,000; purchased 6/19/13)	12,660,000
15,550	SLM Corp., 5.625%, 8/1/33 (k)	12,964,813
	Springleaf Finance Corp.,
21,400	5.40%, 12/1/15 (k)	22,309,500
600	5.75%, 9/15/16	637,500
19,100	6.50%, 9/15/17 (k)	20,532,500
20,900	6.90%, 12/15/17 (k)	22,948,200
4,250	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(b)(d)(l)
	(acquisition cost-$4,250,000; purchased 7/30/13)	4,356,250
		175,417,858
	Electric Utilities – 2.2%
	Energy Future Intermediate Holding Co. LLC (k),
47,500	10.00%, 12/1/20	50,706,250
15,057	12.25%, 3/1/22 (a)(d)	17,767,260
4,813	Yellowstone Energy L.P., 5.75%, 12/31/26 (a)(b)(d)(g)(l)
	(acquisition cost-$5,000,000; purchased 4/5/13)	4,497,696
		72,971,206
	Electronics – 0.1%
4,000	Flextronics International Ltd., 4.625%, 2/15/20	3,920,000
	Engineering & Construction – 0.7%
4,000	Aguila 3 S.A., 7.875%, 1/31/18 (a)(d)	4,260,000
14,434	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	14,759,189
€2,000	Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20 (a)(b)(d)(l)
	(acquisition cost-$2,713,899; purchased 11/26/13)	2,888,969
		21,908,158
	Entertainment – 0.5%
$12,200	GLP Capital L.P., 4.375%, 11/1/18 (a)(b)(d)(k)(l)
	(acquisition cost-$12,200,000; purchased 10/23/13)	12,505,000
3,000	Penn National Gaming, Inc., 5.875%, 11/1/21 (a)(b)(d)(l)
	(acquisition cost-$3,000,000; purchased 10/21/13)	2,970,000
		15,475,000
	Food & Beverage – 1.0%
7,000	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(b)(d)(l)
	(acquisition cost-$7,134,114; purchased 7/23/13-7/24/13)	7,385,000
24,000	HJ Heinz Finance Co., 7.125%, 8/1/39 (a)(d)(k)	24,780,000
2,250	Post Holdings, Inc., 6.75%, 12/1/21 (a)(b)(d)(l)
	(acquisition cost-$2,250,000; purchased 11/13/13)	2,334,375
		34,499,375

December 31, 2013	| Annual Report	21

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Food Service – 0.1%
£1,500	Brakes Capital, 7.125%, 12/15/18 (a)(b)(d)(l)
	(acquisition cost-$2,415,899; purchased 11/20/13)	$2,483,676
	Hand/Machine Tools – 0.1%
$3,000	Milacron LLC, 7.75%, 2/15/21 (a)(d)	3,165,000
	Healthcare-Products – 0.6%
6,380	Accellent, Inc., 10.00%, 11/1/17	6,619,250
9,500	ConvaTec Finance International S.A., 8.25%, 1/15/19, PIK (a)(b)(d)(l)
	(acquisition cost-$9,405,000; purchased 8/6/13)	9,749,375
€2,200	Ontex IV S.A., 7.50%, 4/15/18	3,189,366
		19,557,991
	Healthcare-Services – 0.2%
$6,000	Tenet Healthcare Corp., 4.50%, 4/1/21	5,707,500
	Holding Companies-Diversified – 0.1%
€2,700	CeramTec Group GmbH, 8.25%, 8/15/21	4,048,683
	Household Products/Wares – 0.4%
$7,725	Armored Autogroup, Inc., 9.25%, 11/1/18	7,473,938
4,750	Sun Products Corp., 7.75%, 3/15/21 (a)(d)	4,203,750
		11,677,688
	Insurance – 1.2%
28,145	American International Group, Inc., 8.175%, 5/15/68
	(converts to FRN on 5/15/38) (k)	34,196,175
4,000	Hockey Merger Sub 2, Inc., 7.875%, 10/1/21 (a)(b)(d)(l)
	(acquisition cost-$4,000,000; purchased 9/17/13)	4,130,000
		38,326,175
	Internet – 0.4%
8,250	Ancestry.com, Inc., 9.625%, 10/15/18, PIK (a)(b)(d)(l)
	(acquisition cost-$8,167,500; purchased 9/11/13)	8,580,000
4,100	11.00%, 12/15/20	4,776,500
		13,356,500
	Iron/Steel – 0.1%
4,500	Bluescope Steel Ltd., 7.125%, 5/1/18 (a)(d)	4,736,250
	Leisure – 0.5%
£10,000	Soho House Bond Ltd., 9.125%, 10/1/18 (e)(g)	16,973,235
	Lodging – 0.2%
$5,000	Station Casinos LLC, 7.50%, 3/1/21 (k)	5,350,000
	Machinery-Diversified – 0.4%
7,500	CNH Capital LLC, 3.625%, 4/15/18	7,640,625
4,100	Gardner Denver, Inc., 6.875%, 8/15/21 (a)(b)(d)(l) (acquisition cost-$4,100,000; purchased 7/22/13-7/24/13)	4,110,250
		11,750,875
	Media – 6.8%
£7,000	Arqiva Broadcast Finance PLC, 9.50%, 3/31/20	12,924,689
$17,500	Clear Channel Communications, Inc., 9.00%, 3/1/21 (k)	17,762,500
52,650	McClatchy Co., 9.00%, 12/15/22 (k)	58,178,250
€26,700	Nara Cable Funding II Ltd., 8.50%, 3/1/20 (k)	42,791,817
$58,654	Radio One, Inc., 12.50%, 5/24/16 (k)	58,947,444
10,555	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)(k)	11,557,725

22	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Media (continued)
€13,500	Unitymedia KabelBW GmbH, 9.625%, 12/1/19	$20,661,285
		222,823,710
	Metal Fabricate/Hardware – 0.1%
$3,500	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(b)(d)(l)
	(acquisition cost-$3,500,000; purchased 11/26/13)	3,701,250
	Mining – 0.3%
7,000	Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43 (k)	6,700,736
3,500	St. Barbara Ltd., 8.875%, 4/15/18 (a)(b)(d)(l)
	(acquisition cost-$3,482,255; purchased 3/22/13)	2,931,250
		9,631,986
	Miscellaneous Manufacturing – 0.0%
1,000	Trinseo Materials Operating SCA, 8.75%, 2/1/19 (a)(d)	1,037,500
	Oil & Gas – 3.8%
3,000	Antero Resources Finance Corp., 5.375%, 11/1/21 (a)(b)(d)(l) (acquisition cost-$3,000,000; purchased 10/24/13)	3,031,875
2,200	Chesapeake Energy Corp., 9.50%, 2/15/15	2,395,250
16,000	Continental Resources, Inc., 4.50%, 4/15/23 (k)	16,240,000
1,280	Denbury Resources, Inc., 4.625%, 7/15/23	1,161,600
9,000	Ecopetrol S.A., 7.375%, 9/18/43 (k)	9,778,500
5,000	Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)(d)(k)	5,237,500
6,000	Forbes Energy Services Ltd., 9.00%, 6/15/19	5,910,000
3,500	Hiland Partners L.P., 7.25%, 10/1/20 (a)(d)	3,771,250
1,500	LBC Tank Terminals Holding Netherlands BV, 6.875%, 5/15/23 (a)(b)(d)(l) (acquisition cost-$1,500,000; purchased 5/8/13)	1,558,125
20,000	Millennium Offshore Services Superholdings LLC, 9.50%, 2/15/18 (a)(d)(k)	20,900,000
3,000	Murphy Oil USA, Inc., 6.00%, 8/15/23 (a)(b)(d)(l) (acquisition cost-$3,000,000; purchased 8/9/13)	3,030,000
	OGX Austria GmbH (a)(f),
5,600	8.375%, 4/1/22 (d)	476,000
400	8.375%, 4/1/22	34,000
46,150	8.50%, 6/1/18 (d)	3,922,750
15,000	Penn Virginia Corp., 8.50%, 5/1/20 (k)	16,200,000
30,000	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(b)(d)(g)(l) (acquisition cost-$30,000,000; purchased 12/19/13)	29,941,647
740	Welltec A/S, 8.00%, 2/1/19 (a)(d)	788,100
		124,376,597
	Paper & Forest Products – 2.2%
21,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (k)	21,682,500
47,010	Tembec Industries, Inc., 11.25%, 12/15/18 (k)	51,711,000
		73,393,500
	Pharmaceuticals – 0.2%
1,000	Capsugel S.A., 7.00%, 5/15/19 (a)(b)(d)(l) (acquisition cost-$1,000,000; purchased 10/31/13)	1,020,625
5,000	Pinnacle Merger Sub, Inc., 9.50%, 10/1/23 (a)(b)(d)(l) (acquisition cost-$5,000,000; purchased 9/18/13)	5,350,000
		6,370,625

December 31, 2013	| Annual Report	23

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Pipelines – 0.4%
$1,500	Genesis Energy L.P., 5.75%, 2/15/21	$1,524,375
4,750	Regency Energy Partners L.P., 4.50%, 11/1/23	4,346,250
7,000	Sabine Pass Liquefaction LLC, 5.625%, 4/15/23 (a)(d)	6,580,000
		12,450,625
	Retail – 0.6%
	Enterprise Inns PLC,
£742	6.50%, 12/6/18	1,280,935
2,360	6.875%, 2/15/21	3,927,582
1,950	6.875%, 5/9/25	3,148,375
8,007	Spirit Issuer PLC, 5.472%, 12/28/34 (n)	12,364,196
		20,721,088
	Software – 0.5%
	Activision Blizzard, Inc. (a)(b)(d)(l),
$3,500	5.625%, 9/15/21 (acquisition cost-$3,500,000; purchased 9/12/13)	3,631,250
3,500	6.125%, 9/15/23 (acquisition cost-$3,500,000; purchased 9/12/13)	3,657,500
5,000	BMC Software Finance, Inc., 8.125%, 7/15/21 (a)(b)(d)(k)(l) (acquisition cost-$5,000,000; purchased 8/7/13)	5,175,000
5,000	Healthcare Technology Intermediate, Inc., 7.375%, 9/1/18, PIK (a)(b)(d)(k)(l) (acquisition cost-$5,000,000; purchased 8/1/13)	5,225,000
		17,688,750
	Storage/Warehousing – 0.8%
	Algeco Scotsman Global Finance PLC (a)(d),
19,000	8.50%, 10/15/18 (k)	20,662,500
5,000	10.75%, 10/15/19 (b)(l) (acquisition cost-$5,175,000; purchased 10/18/13-10/21/13)	5,300,000
		25,962,500
	Telecommunications – 10.7%
5,000	Alcatel-Lucent USA, Inc., 4.625%, 7/1/17 (a)(b)(d)(l) (acquisition cost-$4,979,650; purchased 12/5/13)	5,031,250
33,300	GCI, Inc., 6.75%, 6/1/21 (k)	32,051,250
	Intelsat Luxembourg S.A. (a)(d)(k),
5,000	6.75%, 6/1/18	5,337,500
17,000	8.125%, 6/1/23	18,296,250
18,000	MetroPCS Wireless, Inc., 6.625%, 4/1/23 (a)(d)(k)	18,652,500
15,000	Sprint Corp., 7.875%, 9/15/23 (a)(d)(k)	16,162,500
	T-Mobile USA, Inc.,
10,500	6.542%, 4/28/20 (k)	11,221,875
5,000	6.731%, 4/28/22 (k)	5,231,250
1,000	6.836%, 4/28/23	1,041,250
	Verizon Communications, Inc.,
10,960	4.50%, 9/15/20 (k)	11,737,075
5,600	5.15%, 9/15/23	6,014,736
4,370	6.40%, 9/15/33 (k)	5,026,946
9,200	6.55%, 9/15/43 (k)	10,766,006
	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (a)(d),
10,000	7.748%, 2/2/21	10,887,500
15,000	9.125%, 4/30/18	17,662,500

24	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$25,000	VimpelCom Holdings BV, 5.95%, 2/13/23 (a)(d)	$23,687,500
	Virgin Media Secured Finance PLC (k),
£47,379	5.50%, 1/15/21	79,222,209
43,100	6.00%, 4/15/21	73,691,013
		351,721,110
	Tobacco – 0.3%
$9,750	Vector Group Ltd., 7.75%, 2/15/21 (k)	10,359,375
	Transportation – 0.5%
5,727	Aviation Capital Group Corp., 6.75%, 4/6/21 (a)(b)(d)(k)(l) (acquisition cost-$6,196,614; purchased 2/4/13)	6,270,464
€7,941	Hapag-Lloyd AG, 9.00%, 10/15/15	11,432,604
		17,703,068
Total Corporate Bonds & Notes (cost-$1,890,520,241)		1,915,792,466
Senior Loans (a)(c) – 34.1%
	Auto Components – 0.3%
$9,077	Keystone Automotive Operations, Inc., 7.00%, 8/13/19 (b)(l) (acquisition cost-$8,941,091; purchased 8/8/13)	9,128,310
	Chemicals – 2.2%
	Al Chem & Cy S.C.A.,
4,913	4.50%, 10/3/19, Term B1	4,965,454
2,549	4.50%, 10/3/19, Term B2 (b)(l) (acquisition cost-$2,536,503; purchased 3/12/13)	2,576,335
5,000	8.25%, 4/3/20	5,168,750
14,888	Axalta Coating Systems U.S. Holdings, Inc., 4.75%, 2/1/20	15,013,627
24,875	Tronox, Inc., 4.50%, 3/19/20	25,232,578
19,796	Univar, Inc., 5.00%, 6/30/17, Term B	19,629,255
		72,585,999
	Commercial Services – 0.9%
29,675	ServiceMaster Corp., 4.25%, 1/31/17	29,355,171
	Computers & Peripherals – 1.2%
40,000	Dell International LLC, 4.50%, 4/29/20, Term B	40,150,000
	Construction & Engineering – 0.1%
3,000	Brickman Group Holdings, Inc., 7.50%, 12/18/21, Term B (b)(e)(l) (acquisition cost-$2,985,000; purchased 12/11/13)	3,074,064
	Containers & Packaging – 0.1%
2,500	Ardagh Holdings, 4.25%, 12/17/19, Term B (e)	2,518,750
	Diversified Financial Services – 0.5%
10,000	CityCenter Holdings, LLC, 5.00%, 10/16/20, Term B	10,165,140
6,965	National Financial Partners Corp., 5.25%, 7/1/20, Term B	7,060,769
210	Nuveen Investments, Inc., 4.167%, 5/13/17	209,325
		17,435,234
	Entertainment – 2.2%
9,581	Caesars Entertainment Operating Co., 5.488%, 1/28/18, Term B6	9,166,719
	Pinnacle Entertainment, Inc.,
970	3.75%, 8/15/16, Term B1	976,530
3,632	3.75%, 8/14/20, Term B2	3,654,448
39,700	Station Casinos LLC, 5.00%, 3/1/20, Term B	40,202,443
19,788	Zuffa LLC, 4.50%, 2/25/20, Term B	19,979,158
		73,979,298

December 31, 2013	| Annual Report	25

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Environmental Services – 0.1%
	WTG Holdings Corp. (b)(e)(l),
$4,000	4.75%, 12/12/20 (acquisition cost-$3,980,000; purchased 12/12/13)	$4,026,668
1,000	8.50%, 12/12/21 (acquisition cost-$995,000; purchased 12/12/13)	1,015,000
		5,041,668
	Food & Beverage – 4.1%
22,643	Albertson’s, LLC, 4.25%, 3/21/16, Term B	22,822,588
10,735	Candy Intermediate Holdings, Inc., 7.50%, 6/18/18, Term B	10,188,928
99,998	HJ Heinz Co., 3.50%, 6/5/20, Term B2	100,889,078
		133,900,594
	Healthcare-Products – 2.5%
£40,000	Alliance Boots Ltd., 3.47%, 7/9/17, Term B	66,289,331
$9,950	Biomet, Inc., 3.665%, 7/25/17, Term B2	10,041,699
5,000	Rite Aid Corp., 5.75%, 8/21/20	5,146,875
		81,477,905
	Healthcare-Services – 2.4%
10,895	Air Medical Group Holdings, Inc., 5.00%, 6/30/18 (b)(l) (acquisition cost-$11,152,218; purchased 2/1/13-2/13/13)	11,031,017
25,805	American Renal Holdings, Inc., 4.50%, 8/20/19	25,917,897
14,925	Apria Healthcare Group, Inc., 6.75%, 4/5/20	14,999,625
	Catalent Pharma Solutions, Inc.,
9,900	4.25%, 9/15/17, Term B2	9,974,250
2,000	6.50%, 12/31/17	2,030,000
4,353	Covis Pharmaceuticals Holdings, 6.00%, 4/4/19	4,350,929
9,925	United Surgical Partners International, Inc., 4.75%, 4/3/19, Term B	9,988,520
		78,292,238
	Household Products/Wares – 0.7%
23,902	Sun Products Corp., 5.50%, 3/18/20	22,707,178
	Insurance – 0.8%
14,857	AmWINS Group, Inc., 5.00%, 9/6/19	14,953,992
9,900	Asurion LLC, 4.50%, 5/24/19, Term B1	9,907,979
		24,861,971
	Internet – 0.4%
	Ancestry.com, Inc.,
2,475	4.25%, 5/15/18, Term B2	2,482,220
7,270	5.25%, 12/28/18	7,309,565
4,950	WaveDivision Holdings LLC, 4.00%, 10/15/19, Term B	4,970,582
		14,762,367
	Internet Software & Services – 0.1%
2,488	Getty Images, Inc., 4.75%, 10/18/19 (e)	2,326,908
	Leisure – 0.2%
5,000	Regent Seven Seas Cruises, Inc., 4.75%, 12/21/18, Term B (b)(l) (acquisition cost-$5,050,000; purchased 2/13/13)	5,068,750
	Lodging – 0.1%
2,494	Playa Resorts Holding B.V., 4.75%, 8/9/19, Term B	2,531,156
	Machinery – 0.4%
14,306	Gardner Denver, Inc., 4.25%, 7/30/20 (e)	14,350,539

26	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Media – 1.0%
$24,875	CSC Holdings LLC, 2.669%, 4/17/20, Term B	$24,668,438
7,281	Salem Communications Corp., 4.50%, 3/14/20, Term B	7,335,859
		32,004,297
	Mining – 2.2%
29,559	Fortescue Metals Group Ltd., 4.25%, 6/30/19, Term B	30,008,926
29,698	Noranda Aluminum Acquisition Corp., 5.75%, 2/28/19, Term B	27,940,607
14,919	Walter Energy, Inc., 6.75%, 4/1/18, Term B	14,663,671
		72,613,204
	Miscellaneous Manufacturing – 0.2%
4,988	CPG International, Inc., 4.75%, 9/30/20, Term B	5,018,672
1,909	Freedom Group, Inc., 5.50%, 4/19/19, Term B2 (e)	1,930,170
		6,948,842
	Oil & Gas – 0.8%
11,000	NFR Energy LLC, 8.75%, 12/31/18	11,114,587
14,888	Saxon Energy Services, Inc., 5.50%, 2/15/19, Term B	15,072,046
		26,186,633
	Pharmaceuticals – 2.7%
19,950	Aptalis Pharma, Inc., 6.00%, 10/2/20, Term B	20,324,062
7,920	Par Pharmaceutical Companies, Inc., 4.25%, 9/28/19, Term B	7,975,440
9,975	PRA Holdings, Inc., 5.00%, 9/23/20	10,023,798
49,625	Valeant Pharmaceuticals International, Inc., 4.50%, 8/5/20, Term B	50,012,720
		88,336,020
	Pipelines – 1.3%
46,916	NGPL PipeCo LLC, 6.75%, 9/15/17, Term B	43,881,404
	Plumbing & HVAC Equipment – 0.6%
22,050	AMPAM Parks Mechanical, Inc., 8.375%, 10/31/18 (b)(d)(g)(l)
	(acquisition cost-$21,609,000; purchased 10/30/13)	21,623,732
	Real Estate – 0.5%
16,873	Realogy Corp., 4.50%, 3/5/20	17,070,229
	Retail – 0.3%
3,500	Advantage Sales & Marketing, 8.25%, 6/18/18	3,550,312
7,481	American Builders & Contractors Supply Co., Inc., 3.50%, 4/16/20, Term B	7,506,380
		11,056,692
	Semiconductors – 0.5%
14,888	Freescale Semiconductor, Inc., 5.00%, 3/1/20, Term B4	15,072,045
	Software – 1.1%
4,988	Activision Blizzard, Inc., 3.25%, 10/11/20, Term B	5,026,223
	First Data Corp.,
9,500	4.164%, 3/24/17	9,530,428
12,000	4.164%, 3/24/18, Term B	12,029,256
9,925	SunGard Data Systems, Inc., 4.00%, 3/8/20, Term E	10,016,499
		36,602,406
	Telecommunications – 3.2%
24,750	Alcatel-Lucent USA, Inc., 5.75%, 1/30/19, Term C	24,922,730
25,550	Intelsat Jackson Holdings, 3.75%, 6/30/19	25,805,855
9,950	Light Tower Fiber LLC, 4.50%, 4/1/20, Term B	10,022,555
4,848	Syniverse Holdings, Inc., 4.00%, 4/23/19, Term B	4,871,846
39,700	Univision Communications, Inc., 4.50%, 3/1/20, Term C2	39,997,750
		105,620,736

December 31, 2013	| Annual Report	27

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Transportation – 0.4%
$4,211	Commercial Barge Line Co., 7.50%, 9/15/19, Term B	$4,179,666
10,000	Maxim Crane Works LP, 10.25%, 11/26/18 (e)	10,062,500
		14,242,166
Total Senior Loans (cost-$1,116,829,626)		1,124,806,506
Mortgage-Backed Securities – 24.5%
	Adjustable Rate Mortgage Trust, CMO (n),
7,800	3.56%, 3/25/37	6,051,155
2,167	4.594%, 11/25/37 (a)(d)	1,415,855
880	American Home Mortgage Assets Trust, 6.25%, 6/25/37, CMO	558,660
7,034	American Home Mortgage Investment Trust, 6.10%, 1/25/37, CMO (a)(d)	4,647,956
	Banc of America Alternative Loan Trust, CMO,
353	6.00%, 7/25/35	330,304
2,266	6.00%, 11/25/35	1,953,648
2,966	6.00%, 4/25/36	2,274,117
3,949	6.00%, 7/25/46	3,273,665
6,396	6.50%, 2/25/36	5,271,333
1,054	16.578%, 9/25/35 (b)(n)	1,302,411
	Banc of America Funding Corp., CMO,
4,842	0.375%, 4/25/37 (n)	3,186,338
6,724	2.589%, 9/20/46 (n)	5,515,603
8,216	5.921%, 8/26/36 (a)(d)(n)	4,650,007
10,560	6.00%, 10/25/37	7,476,156
613	Banc of America Mortgage Trust, 6.00%, 10/25/36, CMO	542,688
	BCAP LLC Trust, CMO (a)(d),
6,841	0.335%, 9/26/35 (n)	6,685,172
9,886	4.695%, 11/27/35 (n)	7,783,274
15,688	5.50%, 12/26/35 (n)	10,960,439
937	17.00%, 7/26/36	956,966
2,860	Bear Stearns Adjustable Rate Mortgage Trust, 2.401%, 2/25/36, CMO (n)	2,003,496
	Bear Stearns ALT-A Trust, CMO (n),
6,679	0.505%, 8/25/36	3,899,477
7,549	0.665%, 1/25/36	4,637,233
5,040	2.438%, 3/25/36	3,639,919
9,109	2.556%, 8/25/46	5,652,366
12,753	2.599%, 4/25/37	8,637,952
2,876	2.931%, 5/25/36	1,682,339
9,960	5.088%, 9/25/35	8,018,456
8,538	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	6,851,909
€10,000	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.49%, 3/18/49, CMO (n)	11,125,499
$23,465	Chase Mortgage Finance Trust, 4.834%, 1/25/36, CMO (n)	22,245,829
	Citigroup Mortgage Loan Trust, Inc., CMO,
2,139	2.591%, 7/25/46 (n)	1,702,027
8,178	2.728%, 7/25/36 (n)	5,202,378
6,817	4.695%, 3/25/37 (n)	5,307,521
2,176	5.531%, 4/25/37 (n)	1,908,284
1,972	6.50%, 9/25/36 (a)(d)	1,397,449

28	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Countrywide Alternative Loan Trust, CMO,
$601	0.357%, 3/20/47 (n)	$443,364
493	0.467%, 11/20/35 (n)	391,958
2,997	0.865%, 10/25/35 (n)	2,316,550
18,133	5.50%, 12/25/35	16,135,260
4,179	5.50%, 2/25/36	3,594,815
4,482	5.50%, 5/25/36	3,833,028
3,769	5.50%, 5/25/37	3,160,865
17,723	5.601%, 5/25/36 (n)	14,512,174
1,029	6.00%, 3/25/35	859,680
1,428	6.00%, 4/25/36	1,168,943
3,025	6.00%, 1/25/37	2,595,118
13,052	6.00%, 2/25/37	10,301,993
30,465	6.00%, 4/25/37	23,888,138
17,949	6.00%, 8/25/37	14,807,534
1,386	6.25%, 12/25/36 (n)	1,122,252
2,195	6.50%, 9/25/37	1,710,961
333	19.347%, 7/25/35 (b)(n)	439,170
1,414	Countrywide Asset-Backed Certificates, 0.405%, 4/25/36, CMO (n)	969,462
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
55,216	2.035%, 3/25/46 (n)	41,303,263
14,011	2.461%, 3/20/36 (n)	14,159,905
10,196	6.00%, 1/25/38	9,011,969
732	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36, CMO	564,385
	Credit Suisse Mortgage Capital Certificates, CMO (a)(d),
23,628	2.42%, 10/26/36 (n)	14,235,505
7,481	4.839%, 12/29/37 (n)	4,201,859
32,140	5.75%, 5/26/37	27,501,092
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
$845	6.00%, 7/25/36	$656,503
887	6.50%, 10/25/21	748,857
6,079	6.50%, 5/25/36	4,450,321
5,504	6.75%, 8/25/36	4,164,275
	Debussy DTC 1, CMO (a)(d),
£55,000	5.93%, 7/12/25	92,442,939
10,000	8.25%, 7/12/25	15,649,641
$1,793	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, 5.50%, 12/25/35, CMO	1,571,400
	First Horizon Alternative Mortgage Securities Trust, CMO, PO (b),
55	zero coupon, 2/25/20	47,040
57	zero coupon, 5/25/20	49,427
42	zero coupon, 6/25/20	36,720
348	zero coupon, 3/25/35	254,859
10,773	GSR Mortgage Loan Trust, 5.50%, 11/25/35, CMO	10,297,640
	Harborview Mortgage Loan Trust, CMO (n),
1,970	2.806%, 6/19/45	1,308,162
1,681	5.329%, 6/19/36	1,235,693
8,336	HomeBanc Mortgage Trust, 2.499%, 4/25/37, CMO (n)	4,717,078
21,128	HSI Asset Loan Obligation Trust, 6.00%, 6/25/37, CMO	18,638,380
11,639	Impac Secured Assets Trust, 0.335%, 1/25/37, CMO (n)	9,384,113

December 31, 2013	| Annual Report	29

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	IndyMac Index Mortgage Loan Trust, CMO (n),
$492	0.375%, 11/25/36	$406,567
2,258	2.939%, 6/25/36	1,696,784
4,945	Jefferies Resecuritization Trust, 6.00%, 12/26/36, CMO (a)(d)	2,008,993
	JPMorgan Alternative Loan Trust, CMO,
15,981	0.665%, 6/27/37 (a)(d)(n)	13,622,106
1,862	2.637%, 5/25/36 (n)	1,450,881
2,523	6.00%, 12/25/35	2,245,141
1,954	6.05%, 11/25/36 (n)	1,636,136
	JPMorgan Resecuritization Trust, CMO (a)(d)(n),
8,904	2.615%, 3/21/37	6,611,588
7,287	5.173%, 4/26/36	3,733,762
10,341	Lehman Mortgage Trust, 6.00%, 1/25/38, CMO	9,624,023
1,098	Lehman XS Trust, 1.065%, 8/25/47, CMO (n)	771,183
3,504	MASTR Adjustable Rate Mortgages Trust, 0.865%, 2/25/36, CMO (n)	2,230,698
19,928	Merrill Lynch Mortgage Investors Trust, 2.948%, 3/25/36, CMO (n)	13,872,899
10,000	Morgan Stanley Capital I, Inc., 5.862%, 7/12/44, CMO (n)	9,992,120
4,182	Morgan Stanley Mortgage Loan Trust, 2.475%, 11/25/37, CMO (n)	3,212,331
27	PHH Alternative Mortgage Trust, zero coupon, 2/25/37, CMO, PO (b)	19,452
	RBSSP Resecuritization Trust, CMO (a)(d),
8,526	2.964%, 9/26/35 (n)	5,232,152
5,079	5.50%, 5/26/36	3,737,141
1,500	8.904%, 6/26/37 (n)	886,341
	Residential Accredit Loans, Inc., CMO,
1,308	0.315%, 2/25/37 (n)	1,011,706
4,416	5.75%, 1/25/34	4,549,016
6,512	6.00%, 12/25/35	5,437,335
3,278	6.00%, 4/25/36	2,557,519
9,029	6.00%, 5/25/36	7,206,109
3,352	6.00%, 6/25/36	2,607,459
6,405	6.00%, 8/25/36	4,875,646
7,208	6.00%, 11/25/36	5,532,260
5,910	6.00%, 3/25/37	4,647,705
9,766	6.25%, 2/25/37	7,741,407
2,510	6.50%, 9/25/37	1,879,799
	Residential Asset Securitization Trust, CMO,
6,899	5.50%, 9/25/35	6,033,812
1,384	6.00%, 2/25/36	1,078,762
2,379	6.00%, 5/25/36	2,140,104
420	6.00%, 2/25/37	331,915
	Residential Funding Mortgage Securities I, CMO,
11,422	5.50%, 3/25/36	10,138,556
2,628	6.00%, 10/25/36	2,354,905
	Sequoia Mortgage Trust, CMO (n),
1,505	0.998%, 2/20/34	1,466,340
1,473	1.961%, 9/20/32	1,394,152
28,455	5.383%, 6/20/37	25,830,825
2,714	Structured Adjustable Rate Mortgage Loan Trust, 2.515%, 4/25/36, CMO (n)	2,391,772

30	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Structured Asset Mortgage Investments II Trust, CMO (n),
$20	0.375%, 5/25/46	$15,567
16,815	1.624%, 2/25/36	14,021,357
15,897	Structured Asset Securities Corp., 5.50%, 10/25/35, CMO	13,457,800
8,768	Suntrust Adjustable Rate Mortgage Loan Trust, 6.014%, 2/25/37, CMO (n)	7,397,372
568	WaMu Mortgage Pass-Through Certificates, 2.463%, 7/25/46, CMO (n)	536,201
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
4,196	0.405%, 1/25/47 (n)	2,494,264
15,376	1.109%, 6/25/46 (n)	8,778,361
13,966	4.885%, 5/25/36	9,469,176
3,685	5.75%, 11/25/35	3,021,538
18,974	6.221%, 7/25/36	10,309,361
3,266	6.449%, 7/25/36	1,773,796
8,773	Wells Fargo Mortgage Loan Trust, 2.625%, 3/27/37, CMO (a)(d)(n)	5,981,589
Total Mortgage-Backed Securities (cost-$786,781,617)		809,083,956
Asset-Backed Securities – 12.6%
	Accredited Mortgage Loan Trust (n),
4,520	0.445%, 4/25/36	3,194,632
3,900	0.63%, 9/25/35	3,112,278
1,300	ACE Securities Corp. Home Equity Loan Trust, 0.465%, 2/25/36 (n)	1,014,385
7,500	Aegis Asset-Backed Securities Trust, 0.595%, 12/25/35 (n)	3,966,187
3,600	Aircraft Certificate Owner Trust, 7.001%, 9/20/22 (a)(d)(g)	3,594,900
9,000	Ameriquest Mortgage Securities Trust, 0.555%, 3/25/36 (n)	7,165,908
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (n),
2,868	0.685%, 5/25/34	2,494,027
7,000	0.775%, 9/25/35	3,974,859
1,115	Amortizing Residential Collateral Trust, 1.29%, 8/25/32 (n)	965,578
42,853	Anthracite CDO I Ltd., 6.00%, 5/24/37 (a)(d)	44,138,590
	Argent Securities Trust (n),
812	0.255%, 7/25/36	327,566
21,828	0.315%, 7/25/36	8,862,303
799	0.315%, 9/25/36	323,713
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates (n),
4,496	0.395%, 1/25/36	2,972,503
9,031	1.44%, 11/25/34	6,641,238
2,243	Asset Backed Funding Certificates, 1.215%, 3/25/34 (n)	1,773,175
5,150	Asset Backed Securities Corp. Home Equity Loan Trust, 0.615%, 11/25/35 (n)	4,106,667
	Bear Stearns Asset-Backed Securities Trust,
1,304	3.953%, 10/25/36 (n)	1,161,848
1,431	6.00%, 12/25/35	1,137,518
1,672	Carrington Mortgage Loan Trust, 0.245%, 10/25/36 (n)	829,624
9,213	Centex Home Equity, 0.645%, 10/25/35 (n)	7,569,253
	Citigroup Mortgage Loan Trust, Inc. (n),
650	0.365%, 1/25/37	539,111
7,000	0.575%, 10/25/35	5,896,296
	Countrywide Asset-Backed Certificates (n),
687	0.265%, 5/25/47	676,642

December 31, 2013	| Annual Report	31

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
$13,600	0.305%, 7/25/37	$9,576,807
23,182	0.325%, 5/25/36	19,556,560
7,200	0.805%, 10/25/35	5,475,478
4,500	0.815%, 7/25/35	3,697,236
1,600	0.915%, 3/25/34	1,522,195
372	5.427%, 10/25/46	305,969
8,800	Credit-Based Asset Servicing and Securitization LLC, 0.405%, 5/25/36 (n)	5,522,922
9,207	Fieldstone Mortgage Investment Trust, 0.335%, 7/25/36 (n)	4,985,422
	First Franklin Mortgage Loan Trust (n),
1,800	0.975%, 4/25/35 (a)(d)	1,670,251
2,960	1.065%, 1/25/35	2,229,714
5,158	GSAA Trust, 5.058%, 5/25/35	4,385,904
	GSAMP Trust (n),
1,602	0.255%, 1/25/37	852,231
2,000	0.435%, 4/25/36	1,020,420
1,154	2.715%, 10/25/33	1,072,880
	HSI Asset Securitization Corp. Trust (n),
3,490	0.335%, 12/25/36	1,551,350
1,347	0.455%, 11/25/35	1,112,663
5,100	IndyMac Residential Asset-Backed Trust, 0.405%, 4/25/47 (n)	2,964,212
	JPMorgan Mortgage Acquisition Trust,
2,699	0.315%, 7/25/36 (n)	1,339,225
20,000	5.118%, 10/25/36	15,804,400
2,000	5.338%, 11/25/36	1,996,416
19,977	Lehman XS Trust, 5.419%, 5/25/37 (n)	16,566,816
4,000	Merrill Lynch Mortgage Investors Trust, 0.475%, 8/25/36 (n)	3,407,136
	Morgan Stanley ABS Capital I, Inc. Trust (n),
11,835	0.315%, 6/25/36	7,847,617
12,403	0.315%, 11/25/36	6,934,560
6,500	0.595%, 9/25/35	5,544,948
400	0.635%, 7/25/35	344,924
26,137	Morgan Stanley Capital I, Inc., 0.455%, 1/25/36 (n)	21,462,511
800	Morgan Stanley Home Equity Loan Trust, 0.635%, 8/25/35 (n)	729,899
959	New Century Home Equity Loan Trust, 3.165%, 1/25/33 (n)	846,094
	Option One Mortgage Loan Trust (n),
1,000	0.305%, 1/25/37	555,452
1,200	0.385%, 1/25/37	670,918
962	0.415%, 3/25/37	506,907
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (n),
9,350	0.715%, 7/25/35	6,104,727
4,427	0.995%, 1/25/36	3,715,026
8,978	1.045%, 1/25/36	6,005,256
3,333	Renaissance Home Equity Loan Trust, 5.612%, 4/25/37	1,771,728
14,303	Residential Asset Mortgage Products, Inc., 0.485%, 1/25/36 (n)	9,708,619
	Residential Asset Securities Corp. (n),
17,800	0.425%, 7/25/36	13,294,126
5,270	0.445%, 4/25/36	3,833,050
5,775	0.505%, 5/25/37	3,795,792
1,000	0.565%, 12/25/35	892,156
68,666	Saxon Asset Securities Trust, 1.915%, 12/25/37 (a)(d)(n)	57,698,134

32	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Securitized Asset-Backed Receivables LLC Trust (n),
$14,003	0.415%, 5/25/36	$7,925,069
6,467	0.435%, 3/25/36	4,904,720
	Soundview Home Equity Loan Trust (n),
4,936	0.315%, 6/25/37	2,697,848
4,660	0.425%, 2/25/37	2,207,291
	Specialty Underwriting & Residential Finance Trust (n),
908	0.515%, 3/25/37	474,038
4,620	1.965%, 5/25/35	3,787,346
	Structured Asset Investment Loan Trust (n),
5,600	0.655%, 8/25/35	4,879,672
1,700	1.065%, 9/25/34	1,620,355
11,800	Wells Fargo Home Equity Asset-Backed Securities, 0.625%, 12/25/35 (n)	10,004,630
Total Asset-Backed Securities (cost-$406,952,664)		413,818,421

Shares
Preferred Stock – 2.0%
	Banking – 1.5%
	Ally Financial, Inc.,
40,000	7.00%, 1/30/14, Ser. G (a)(d)(i)	38,403,752
15,000	8.50%, 5/15/16, Ser. A (i)(m)	402,750
331,800	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (m)	8,872,332
		47,678,834
	Diversified Financial Services – 0.5%
170,000	Farm Credit Bank, 6.75%, 9/15/23 (a)(b)(d)(i)(l)(m) (acquisition cost-$17,000,000; purchased 7/16/13)	17,095,625
Total Preferred Stock (cost-$65,166,496)		64,774,459

Principal Amount (000s)
U.S. Government Agency Securities – 1.6%
	Fannie Mae, CMO (b),
$37,092	3.00%, 1/25/42-1/25/43, IO	5,235,096
5,100	3.50%, 8/25/32, IO	900,303
41,552	5.735%, 10/25/43, IO (n)	9,340,946
4,363	5.835%, 8/25/38, IO (n)	605,824
9,866	5.985%, 2/25/43, IO (n)	2,075,131
9,365	6.475%, 12/25/36, IO (n)	1,369,353
16,589	6.485%, 4/25/37, IO (n)	2,689,576
3,631	8.716%, 10/25/42 (n)	3,390,379
	Freddie Mac, CMO, IO,
41,150	2.50%, 11/15/27	4,482,839
6,682	3.00%, 2/15/33 (b)	1,115,758
9,470	3.50%, 8/15/42 (b)	1,975,762
24,751	4.00%, 3/15/27-9/15/39 (b)	4,187,739
14,713	5.833%, 8/15/42 (b)(n)	3,033,624
7,077	6.033%, 9/15/41-9/15/42 (b)(n)	1,354,962
5,930	6.333%, 12/15/34 (b)(n)	695,448

December 31, 2013	| Annual Report	33

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Ginnie Mae, CMO, IO (b),
$3,705	3.50%, 6/20/42	$672,601
9,668	4.00%, 3/20/42-9/20/42	1,811,014
19,859	4.50%, 10/16/42	4,316,668
5,863	5.953%, 8/20/42 (n)	1,225,380
946	6.033%, 10/16/42 (n)	170,032
5,878	6.083%, 12/20/40 (n)	1,150,290
7,003	6.483%, 1/20/41 (n)	1,460,308
8,463	6.533%, 8/16/39 (n)	1,551,326
Total U.S. Government Agency Securities (cost-$53,419,606)		54,810,359
U.S. Treasury Obligations – 1.4%
45,703	U.S. Treasury Notes, 0.25%, 1/31/15 (j)(k) (cost-$45,686,409)	45,743,173
Municipal Bonds – 0.5%
	Ohio – 0.5%
22,805	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2 (cost-$21,416,549)	18,440,807
Short-Term Investments – 0.8%
	U.S. Treasury Obligations – 0.5%
6,129	U.S. Treasury Bills, 0.099%-0.129%, 9/18/14-11/13/14 (h)(j)	6,124,053
	U.S. Treasury Notes,
3,300	0.25%, 8/31/14	3,303,029
4,800	0.375%, 11/15/14	4,809,471
1,844	0.50%, 10/15/14	1,849,331
Total U.S. Treasury Obligations (cost-$16,083,373)		16,085,884
	Repurchase Agreements – 0.3%
7,600	Banc of America Securities LLC,
	dated 12/31/13, 0.01%, due 1/2/14,
	proceeds $7,600,004; collateralized by
	U.S. Treasury Notes, 0.375%, due 1/15/16, valued at $7,752,577 including accrued interest	7,600,000
1,918	State Street Bank and Trust Co.,
	dated 12/31/13, 0.00%, due 1/2/14,
	proceeds $1,918,000; collateralized by
	Freddie Mac, 2.08%, due 10/17/22,
	valued at $1,959,862 including accrued interest	1,918,000
Total Repurchase Agreements (cost-$9,518,000)		9,518,000
Total Short-Term Investments (cost-$25,601,373)		25,603,884
Total Investments (cost-$4,412,374,581) – 135.6%		4,472,874,031
Liabilities in excess of other assets – (35.6)%		(1,174,200,705)
Net Assets – 100.0%		$3,298,673,326

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,220,017,639, representing 67.3% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is

34	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after December 31, 2013.

(f)	In default.

(g)	Fair-Valued–Securities with an aggregate value of $76,631,210, representing 2.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Rates reflect the effective yields at purchase date.

(i)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Restricted. The aggregate acquisition cost of such securities is $268,183,403. The aggregate value is $272,874,078, representing 8.3% of net assets.

(m)	Dividend rate is fixed until the first call date and variable thereafter.

(n)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(o)	Futures contracts outstanding at December 31, 2013:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Short:	5-Year Deliverable Interest Rate Swap Futures	(4,120)	$(413,416)	3/17/14	$3,493,651

(p)	At December 31, 2013, the Fund pledged cash collateral of $5,770,000 for futures contracts.

(q)	Credit default swap agreements outstanding at December 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
BNP Paribas:
Barclays Bank	€5,000	1.11%	6/20/18	3.00%	$573,238	$(15,070)	$588,308

Centrally cleared buy protection swap agreements:

Broker (Exchange)	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Value(2)	Unrealized Depreciation
Citigroup (ICE):
Dow Jones CDX.HY-20 5-Year Index	$18,100	1.10%	6/20/18	(5.00)%	$(1,752,181)	$(278,841)

Centrally cleared sell protection swap agreements:

Broker (Exchange)/Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Unrealized Appreciation
Citigroup (ICE):
Dow Jones CDX.HY-21 5-Year Index	$50,000	1.09%	12/20/18	5.00%	$4,343,378	$893,378
Credit Suisse First Boston (ICE):
Dow Jones CDX.HY-20 5-Year Index	145,700	1.10%	6/20/18	5.00%	14,104,569	6,136,294
Dow Jones CDX.HY-21 5-Year Index	104,900	1.09%	12/20/18	5.00%	9,112,407	1,945,782
UBS (ICE):
Dow Jones CDX.HY-19 5-Year Index	79,500	1.10%	12/20/17	5.00%	8,107,136	6,286,436
Dow Jones CDX.HY-20 5-Year Index	28,500	1.10%	6/20/18	5.00%	2,758,959	1,235,990

					$38,426,449	$16,497,880

December 31, 2013	| Annual Report	35

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(r)	Interest rate swap agreements outstanding at December 31, 2013:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
UBS (CME)	$1,200,000	7/31/18	3-Month USD-LIBOR	1.57%	$4,507,572	$(704,615)
UBS (CME)	100	12/18/18	1.50%	3-Month USD-LIBOR	1,279	732
UBS (CME)	550,000	3/20/23	3-Month USD-LIBOR	2.00%	(41,835,875)	(39,790,294)

					$(37,327,024)	$(40,494,177)

(s)	Forward foreign currency contracts outstanding at December 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
1,114,000 British Pound settling 1/2/14	BNP Paribas	$1,821,355	$1,844,728	$23,373
151,297,000 British Pound settling 1/2/14	Deutsche Bank	247,831,005	250,540,254	2,709,249
78,992,000 Euro settling 1/2/14	Citigroup	108,748,287	108,669,245	(79,042)

Sold:
109,472,630 British Pound settling 1/2/14	BNP Paribas	176,717,178	181,281,192	(4,564,014)
41,465,370 British Pound settling 1/2/14	Credit Suisse First Boston	67,150,762	68,664,576	(1,513,814)
149,346,000 British Pound settling 2/4/14	Deutsche Bank	244,582,125	247,256,904	(2,674,779)
1,473,000 British Pound settling 1/2/14	HSBC Bank	2,386,436	2,439,214	(52,778)
78,992,000 Euro settling 1/2/14	Bank of America	108,993,162	108,669,245	323,917
78,992,000 Euro settling 2/4/14	Citigroup	108,745,838	108,667,637	78,201
2,386,000 Euro settling 2/4/14	JPMorgan Chase	3,266,563	3,282,370	(15,807)

				$(5,765,494)

(t)	At December 31, 2013, the Fund held $240,000 in cash as collateral and pledged cash collateral of $55,250,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(u)	Open reverse repurchase agreements at December 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	12/3/13	1/9/14	$6,361,049	$6,359,000
	0.49	11/7/13	2/7/14	38,414,213	38,385,803
	0.55	11/5/13	2/5/14	20,911,194	20,893,000
	0.58	12/6/13	3/6/14	23,055,941	23,046,318
	0.65	10/22/13	1/21/14	66,275,853	66,191,000
	0.65	11/5/13	2/5/14	56,130,708	56,073,000
	0.65	11/21/13	2/13/14	72,742,810	72,689,000
	0.65	12/20/13	3/19/14	33,700,300	33,693,000
Citigroup	0.00	9/9/13	1/16/14	7,259,684	7,259,684

36	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Credit Suisse First Boston	0.75%	12/2/13	1/6/14	$ 5,126,632	$ 5,123,509
Deutsche Bank	(0.25)	4/29/13	4/29/15	2,958,918	2,964,000
	(0.25)	5/16/13	5/16/15	2,045,732	2,049,000
	0.55	12/3/13	1/7/14	47,458,018	47,437,000
	0.59	10/28/13	1/28/14	38,101,546	38,061,000
	0.59	11/7/13	2/5/14	38,143,055	38,108,000
	0.59	12/16/13	1/15/14	104,651,435	104,624,000
	0.59	12/19/13	1/15/14	26,860,338	26,854,000
	0.59	12/31/13	1/28/14	63,352,000	63,352,000
Royal Bank of Canada	0.40	12/6/13	1/6/14	2,950,852	2,950,000
	0.43	12/4/13	1/29/14	3,944,319	3,943,000
	0.45	10/3/13	1/6/14	43,176,519	43,128,000
	0.45	12/31/13	3/14/14	3,386,000	3,386,000
	0.45	12/31/13	4/4/14	47,853,000	47,853,000
	0.46	12/4/13	1/29/14	8,788,143	8,785,000
	0.47	10/16/13	1/3/14	3,358,373	3,355,000
	0.48	11/15/13	2/13/14	11,827,407	11,820,000
	0.56	11/13/13	2/18/14	19,908,163	19,893,000
	0.56	11/14/13	2/18/14	59,215,181	59,171,000
	0.56	11/25/13	2/18/14	26,882,463	26,867,000
	0.56	12/3/13	2/26/14	31,765,323	31,751,000
	0.56	12/6/13	3/5/14	24,095,741	24,086,000
	0.68	10/28/13	4/29/14	52,253,076	52,189,000
	0.72	8/23/13	2/20/14	103,918,555	103,647,000
Royal Bank of Scotland	0.75	11/20/13	2/20/14	64,859,918	64,804,772
	0.75	12/6/13	3/6/14	76,661,827	76,621,351
UBS	0.40	12/13/13	1/14/14	17,766,750	17,763,000
	0.42	12/20/13	1/23/14	26,245,674	26,242,000
	0.45	12/13/13	1/14/14	27,795,600	27,789,000

					$1,309,206,437

(v)	The weighted average daily balance of reverse repurchase agreements during the period ended December 31, 2013 was $641,732,809, at a weighted average interest rate of 0.57%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2013 was $1,373,082,906.

At December 31, 2013, the Fund held $8,099,908, of Corporate Bonds, $675,898 in U.S. Treasury Obligations and pledged cash collateral of $1,420,000 for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(w)	The weighted average borrowing for sale-buybacks during the period ended December 31, 2013 was $7,964,738 at a weighted average interest rate of 0.09%. There were no open sale-buybacks at December 31, 2013.

(x)	At December 31, 2013 the Fund had the following unfunded loan commitment which could be extended at the option of the borrower:

Borrower	Principal
Alinta Ltd.	$185,592
Darling International, Inc.	7,974,118

$8,159,710

December 31, 2013	| Annual Report	37

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

(y)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Electric Utilities	$–	$68,473,510	$4,497,696	$72,971,206
Leisure	–	–	16,973,235	16,973,235
Oil & Gas	–	94,434,950	29,941,647	124,376,597
All Other	–	1,701,471,428	–	1,701,471,428
Senior Loans:
Chemicals	–	67,417,249	5,168,750	72,585,999
Containers & Packaging	–	–	2,518,750	2,518,750
Diversified Financial Services	–	10,374,465	7,060,769	17,435,234
Environmental Services	–	4,026,668	1,015,000	5,041,668
Healthcare-Services	–	67,261,221	11,031,017	78,292,238
Leisure	–	–	5,068,750	5,068,750
Lodging	–	–	2,531,156	2,531,156
Media	–	24,668,438	7,335,859	32,004,297
Plumbing & HVAC Equipment	–	–	21,623,732	21,623,732
Transportation	–	10,062,500	4,179,666	14,242,166
All Other	–	873,462,516	–	873,462,516
Mortgage-Backed Securities	–	809,083,956	–	809,083,956
Asset-Backed Securities	–	410,223,521	3,594,900	413,818,421
Preferred Stock:
Banking	9,275,082	38,403,752	–	47,678,834
Diversified Financial Services	–	17,095,625	–	17,095,625
U.S. Government Agency Securities	–	54,810,359	–	54,810,359
U.S. Treasury Obligations	–	45,743,173	–	45,743,173
Municipal Bonds	–	18,440,807	–	18,440,807
Short-Term Investments	–	25,603,884	–	25,603,884
	9,275,082	4,341,058,022	122,540,927	4,472,874,031
Other Financial Instruments* – Assets
Credit Contracts	–	17,086,188	–	17,086,188
Foreign Exchange Contracts	–	3,134,740	–	3,134,740
Interest Rate Contracts	3,493,651	732	–	3,494,383
	3,493,651	20,221,660	–	23,715,311
Other Financial Instruments* – Liabilities
Credit Contracts	–	(278,841)	–	(278,841)
Foreign Exchange Contracts	–	(8,900,234)	–	(8,900,234)
Interest Rate Contracts	–	(40,494,909)	–	(40,494,909)
	–	(49,673,984)	–	(49,673,984)
Totals	$12,768,733	$4,311,605,698	$122,540,927	$4,446,915,358

At December 31, 2013, there were no transfers between Levels 1 and 2.

38	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period ended December 31, 2013, was as follows:

	Beginning Balance 1/31/13**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Electric Utilities	$ –	$5,000,000	$(187,014)	$–	$–	$(315,290)	$ –	$ –	$4,497,696
Leisure		16,248,681	–	–	–	724,554	–	–	16,973,235
Oil & Gas	–	30,000,000	–	–	–	(58,353)	–	–	29,941,647
Senior Loans:
Chemicals	–	4,975,000	–	2,431	–	191,319	–	–	5,168,750
Containers & Packaging	–	2,487,500	–	–	–	31,250	–	–	2,518,750
Diversified Financial Services	–	6,930,000	(35,000)	3,319	340	162,110	–	–	7,060,769
Environmental Services	–	995,000	–	–	–	20,000	–	–	1,015,000
Healthcare-Services	–	11,253,609	(98,919)	(39,180)	(2,267)	(82,226)	–	–	11,031,017
Leisure	–	5,050,000	–	(7,274)	–	26,024	–	–	5,068,750
Lodging	–	2,487,500	(6,250)	725	29	49,152	–	–	2,531,156
Media	–	7,462,500	(218,750)	3,724	1,039	87,346	–	–	7,335,859
Plumbing & HVAC Equipment	–	21,609,000	–	14,740	–	(8)	–	–	21,623,732
Transportation	–	6,370,000	(2,269,150)	14,011	20,176	44,629	–	–	4,179,666
Asset-Backed Securities	–	3,636,000	–	(1,037)	–	(40,063)	–	–	3,594,900
Totals	$–	$124,504,790	$(2,815,083)	$(8,541)	$19,317	$840,444	$–	$–	$122,540,927

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2013.

	Ending Balance at 12/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$34,439,343	Benchmark Pricing	Security Price Reset	$93.45 – $99.81
	16,973,235	Benchmark Pricing	Security Price Reset	£102.50
Asset-Backed Securities	3,594,900	Benchmark Pricing	Security Price Reset	$99.86
Senior Loans	45,909,717	Third-Party Pricing Vendor	Single Broker Quote	$99.26 – $103.38
	21,623,732	Amortization of Discount	Discount	0.07%

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Commencement of operations.

The net change in unrealized appreciation/depreciation of Level 3 investments held at December 31, 2013, was $840,444. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

December 31, 2013	| Annual Report	39

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

(z)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at December 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$–	$588,308	$–	$588,308
Receivable for variation margin on centrally cleared swaps**	–	1,114,204	–	1,114,204
Receivable for variation margin on futures contracts*	579,396	–	–	579,396
Unrealized appreciation of forward foreign currency contracts	–	–	3,134,740	3,134,740
Total asset derivatives	$579,396	$1,702,512	$3,134,740	$5,416,648

Liability derivatives:
Payable for variation margin on centrally cleared swaps**	$(4,881,968)	$–	$–	$(4,881,968)
Unrealized depreciation of forward foreign currency contracts	–	–	(8,900,234)	(8,900,234)
Total liability derivatives	$(4,881,968)	$–	$(8,900,234)	$(13,782,202)

*	Included in net unrealized appreciation of $3,493,651 on futures contracts as reported in note (p) of the Notes to Schedule of Investments.

**	Included in net unrealized depreciation of $24,275,138 on centrally cleared swaps as reported in notes (r) and (s) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the period ended December 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,406,596	$–	$–	$1,406,596
Swaps	(23,060,163)	131,320,372	–	108,260,209
Foreign currency transactions (forward foreign currency contracts)	–	–	(15,650,845)	(15,650,845)
Total net realized gain (loss)	$(21,653,567)	$131,320,372	$(15,650,845)	$94,015,960

Net change in unrealized appreciation/depreciation of:
Futures contracts	$3,493,651	$–	$–	$3,493,651
Swaps	(40,494,177)	16,807,347	–	(23,686,830)
Foreign currency transactions (forward foreign currency contracts)	–	–	(5,765,494)	(5,765,494)
Total net change in unrealized appreciation/depreciation	$(37,000,526)	$16,807,347	$(5,765,494)	$(25,958,673)

The average volume (measured at each fiscal quarter-end) of derivative activity during the period ended December 31, 2013:

Futures Contracts(1)	Forward Foreign Currency Contracts(2)		Credit Default Swap Agreements(3)			Interest Rate Swap Agreements(3)
Long	Purchased	Sold	Buy	Sell	Sell
$(1,493)	$272,299,181	$694,022,716	$4,525	$972,375	€5,000	$2,866,275

(1)	Number of contracts

(2)	U.S. $ Value on origination date

(3)	Notional Amount (in thousands)

40	Annual Report	| December 31, 2013

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Financial Assets and Derivative Assets, and Collateral Received at December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than 0)
Foreign Currency Exchange Contracts
Bank of America	$323,917	$–	$–	$323,917
BNP Paribas	23,373	(23,373)	–	–
Citigroup	78,201	(78,201)	–	–
Deutsche Bank	2,709,249	(2,674,779)	–	34,470
Swaps
BNP Paribas	588,308	–	–	588,308
Totals	$3,723,048	$(2,776,353)	$–	$946,695

Financial Assets and Derivative Assets, and Collateral Received at December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received		Net Amount (not less than 0)
Repurchase Agreements
Bank of America	7,600,000	–	(7,600,000	)(†)	–
State Street Bank & Trust Co.	1,918,000	–	(1,918,000	)(†)	–
Totals	$9,518,000	–	$(9,518,000)		–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than 0)
Foreign Currency Exchange Contracts
BNP Paribas	$4,564,014	$(23,373)	$(3,614,034)	$926,607
Citigroup	79,042	(78,201)	–	841
Credit Suisse First Boston	1,513,814	–	(1,118,421)	395,393
Deutsche Bank	2,674,779	(2,674,779)	–	–
HSBC Bank	52,778	–	–	52,778
JPMorgan Chase	15,807	–	–	15,807
Totals	$8,900,234	$(2,776,353)	$(4,732,455)	$1,391,426

Counterparty	Payable for Reverse Repurchase Agreements(†††)	Collateral Pledged		Net Amount (not less than 0)
Barclays Bank plc	$317,592,068	$(317,592,068	)(††)	$–
Citigroup	7,259,684	(7,219,478)		40,206
Credit Suisse First Boston	5,126,632	(5,126,632	)(††)	–
Deutsche Bank	323,571,042	(323,571,042	)(††)	–
Royal Bank of Canada	443,323,115	(438,014,847)		5,308,268
Royal Bank of Scotland	141,521,745	(141,521,745	)(††)	–
UBS AG	71,808,024	(71,808,024	)(††)	–
Totals	$1,310,202,310	$(1,304,853,836)		$5,348,474

(†)     The actual collateral received is greater than the amount shown here due to over collateralization

(††)   The actual collateral pledged is greater than the amount shown here due to over collateralization.

(†††) The amount includes interest payable for Reverse Repurchase Agreements.

See accompanying Notes to Financial Statements	| December 31, 2013 |	Annual Report	41

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

December 31, 2013 (continued)

Glossary:

	£-	British Pound
CDX.HY	-	Credit Derivatives Index High Yield
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
ICE	-	Intercontinental Exchange
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
PO	-	Principal Only

42	Annual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

	PCM Fund, Inc.	Dynamic Credit* Income
Assets:
Investments, at value (cost-$164,557,622 and $4,412,374,581, respectively)	$188,227,348	$4,472,874,031
Foreign currency, at value (cost-$0 and $160,345, respectively)	–	161,056
Unsettled reverse repurchase agreements	561,000	114,591,000
Deposits with brokers for swaps collateral	–	55,250,000
Interest and dividends receivable	1,178,348	47,972,602
Receivable for investments sold	–	41,848,242
Deposits with brokers for futures contracts collateral	–	5,770,000
Unrealized appreciation of OTC swaps	3,082,610	588,308
Unrealized appreciation of forward foreign currency contracts	–	3,134,740
Receivable for variation margin on centrally cleared swaps	–	1,114,204
Receivable for variation margin on futures contracts	–	579,396
Tax reclaims receivable	–	238,856
Receivable from broker	26,130	–
Unrealized appreciation of unfunded loan committments	–	24,596
Receivable for principal paydowns	–	2,153
Deposits with brokers for reverse repurchase agreements	–	1,420,000
Prepaid expenses	5,261	47,936
Total Assets	193,080,697	4,745,617,120

Liabilities:
Payable for investments purchased	502	46,249,058
Payable for reverse repurchase agreements	56,067,000	1,309,206,437
Payable to custodian for cash overdraft	4,608	41,836
Payable to brokers for cash collateral received	260,000	240,000
Payable for variation margin on centrally cleared swaps	–	4,881,968
Payable for terminated swaps	8,781	–
Dividends payable	2,475,752	71,466,263
Unrealized depreciation of forward foreign currency contracts	–	8,900,234
Swap premiums received	5,211,520	15,070
Investment management fees payable	129,272	4,420,806
Interest payable for reverse repurchase agreements	78,933	995,873
Interest payable for cash collateral received	2	8,351
Accrued expenses	172,522	517,898
Total Liabilities	64,408,892	1,446,943,794
Net Assets	$128,671,805	$3,298,673,326

Composition of Net Assets:
Common Stock/Shares:
Par value ($0.001 per common stock and $0.00001 per share, respectively)	$11,515	$1,372
Paid-in-capital in excess of par	143,644,042	3,274,248,501
Undistributed (dividends in excess of) net investment income	14,754	(13,703,546)
Accumulated net realized gain (loss)	(41,750,842)	7,489,193
Net unrealized appreciation	26,752,336	30,637,806
Net Assets	$128,671,805	$3,298,673,326
Common Stock/Shares Issued and Outstanding	11,515,125	137,221,372
Net Asset Value Per Common Stock/Share	$11.17	$24.04

* Consolidated For PIMCO Dynamic Credit Income

See accompanying Notes to Financial Statements	| December 31, 2013 |	Annual Report	43

Statements of Operations

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Period or Year ended December 31, 2013

	PCM Fund, Inc.	Dynamic Credit Income*[a]
Investment Income:
Interest	$15,564,977	$219,526,184
Dividends	776	2,552,625
Miscellaneous	–	6,461,580
Total Investment Income	15,565,753	228,540,389

Expenses:
Investment management	1,701,380	41,246,804
Interest	703,126	3,229,562
Audit and tax services	81,879	95,960
Legal	64,079	151,253
Custodian and accounting agent	47,792	523,784
Stockholder/Shareholder communications	46,447	273,812
Transfer agent	25,028	23,029
New York Stock Exchange listing	21,326	100,316
Directors/Trustees	7,670	193,805
Insurance	6,274	22,309
Miscellaneous	1,875	64,226
Total Expenses	2,706,876	45,924,860

Net Investment Income	12,858,877	182,615,529

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(301,797)	(20,944,103)
Futures contracts	–	1,406,596
Swaps	526,242	108,260,209
Foreign currency transactions	–	(13,144,868)
Net change in unrealized appreciation/depreciation of:
Investments	(3,168,053)	60,499,450
Futures contracts	–	3,493,651
Swaps	666,548	(23,686,830)
Unfunded loan commitments	–	24,596
Foreign currency transactions	–	(9,693,061)
Net Realized and Change in Unrealized Gain (Loss)	(2,277,060)	106,215,640
Net Increase in Net Assets Resulting from Investment Operations	$10,581,817	$288,831,169

* For the period January 31, 2013 (commencement of operations) through December 31, 2013.

a	Consolidated for PIMCO Dynamic Credit Income.

44	Annual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

PCM Fund, Inc.

	Year ended December 31, 2013	Year ended December 31, 2012
Investment Operations:
Net investment income	$12,858,877	$12,164,228
Net realized gain (loss)	224,445	(1,435,262)
Net change in unrealized appreciation/depreciation	(2,501,505)	23,497,440
Net increase in net assets resulting from investment operations	10,581,817	34,226,406

Dividends to Stockholders from Net Investment Income	(12,601,663)	(12,809,055)

Capital Stock Transactions:
Reinvestment of dividends	230,526	233,480
Total increase (decrease) in net assets	(1,789,320)	21,650,831

Net Assets:
Beginning of year	130,461,125	108,810,294
End of year*	$128,671,805	$130,461,125
*Including undistributed (dividends in excess of) net investment income of:	$14,754	$(249,112)
Common Stock Issued in Reinvestment of Dividends	19,696	21,592

See accompanying Notes to Financial Statements	| December 31, 2013 |	Annual Report	45

Consolidated Statement of Changes in Net Assets

PIMCO Dynamic Credit Income Fund

For the Period January 31, 2013** through December 31, 2013
Investment Operations:
Net investment income	$182,615,529
Net realized gain	75,577,834
Net unrealized appreciation/depreciation	30,637,806
Net increase in net assets resulting from investment operations	288,831,169

Dividends and Distributions to Shareholders from:
Net investment income	(230,872,977)
Net realized gains	(33,558,859)
Total dividends and distributions to shareholders	(264,431,836)

Share Transactions:
Net proceeds from the sale of shares	3,275,757,438
Offering costs charged to paid-in capital in excess of par	(1,895,440)
Reinvestment of dividends and distributions	311,983
Net increase in net assets from share transactions	3,274,173,981
Total increase in net assets	3,298,573,314

Net Assets:
Beginning of period	100,012
End of period*	$3,298,673,326
*Including dividends in excess of net investment income of:	$(13,703,546)

Shares Issued and Reinvested:
Issued	137,204,500
Issued in Reinvestment of Dividends and Distributions	12,683
Net Increase	137,217,183

** Commencement of operations.

46	Annual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Statements of Cash Flows

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Period or Year ended December 31, 2013

	PCM Fund, Inc.	Dynamic Credit Income*†
Increase (Decrease) in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$10,581,817	$288,831,169

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(11,962,847)	(7,248,943,818)
Proceeds from sales of long-term investments	42,591,680	2,942,419,502
(Purchases) sales of short-term portfolio investments, net	3,246,289	(129,433,007)
Net change in unrealized appreciation/depreciation	2,501,505	(30,637,806)
Net realized gain	(224,445)	(75,577,834)
Net amortization/accretion on investments	(878,378)	2,638,639
Increase in receivable for investments sold	–	(41,848,242)
(Increase) decrease in interest and dividends receivable	234,265	(47,972,602)
Increase in tax reclaims receivable	–	(238,856)
Increase in receivable for principal paydown	–	(2,153)
Proceeds from futures contracts transactions	–	4,320,851
Increase in deposits with brokers for futures contracts collateral	–	(5,770,000)
Increase in deposits with brokers for swaps collateral	–	(55,250,000)
Increase in deposits with brokers for reverse repurchase agreements	–	(1,420,000)
Increase in receivable from broker	(2,103)	–
Increase in prepaid expenses	(1,364)	(47,936)
Increase in payable for investments purchased	502	46,249,058
Increase in payable to brokers for cash collateral received	–	240,000
Net cash provided by swap transactions	110,025	87,767,905
Net cash used for foreign currency transactions	–	(17,072,435)
Increase (decrease) in interest payable for reverse repurchase agreements	(17,711)	995,873
Increase (decrease) in investment management fees payable	(24,642)	4,420,806
Increase in interest payable on cash collateral	2	8,351
Increase in accrued expenses	51,976	517,898
Net cash provided by (used for) operating activities**	46,206,571	(4,275,804,637)

Cash Flows provided by (used for) Financing Activities:
Payments for reverse repurchase agreements	(523,214,000)	(5,111,468,032)
Proceeds on reverse repurchase agreements	488,096,000	6,420,674,469
Increase (decrease) in unsettled reverse repurchase agreements	1,503,000	(114,591,000)
Cash dividends paid (excluding reinvestment of dividends of $230,526, and $311,983, respectively)	(12,596,912)	(192,653,590)
Proceeds from common shares sold	–	3,275,757,438
Offering costs and underwriting discount paid	–	(1,895,440)
Increase in payable to custodian for cash overdraft	4,608	41,836
Net cash provided by (used for) financing activities	(46,207,304)	4,275,865,681
Net increase (decrease) in cash and foreign currency	(733)	61,044
Cash at beginning of period/year	733	100,012
Cash and foreign currency, end of period or year	$–	$161,056

* For the period January 31, 2013 (commencement of operations) through December 31, 2013.

** Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $720,835, and $2,225,338, respectively.

† Consolidated for PIMCO Dynamic Credit Income

See accompanying Notes to Financial Statements	| December 31, 2013 |	Annual Report	47

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (“PCM”) and PIMCO Dynamic Credit Income Fund (“Dynamic Credit Income”), (each a “Fund” and collectively the “Funds”) commenced operations on September 2, 1993 and January 31, 2013, respectively. Prior to commencing operations, the Funds had no operations other than matters relating to their organization as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Dynamic Credit Income sold and issued 4,189 shares at an aggregate price of $100,012 to Allianz Asset Management of America L.P. (“AAM”). PCM is organized as a Maryland corporation. Dynamic Credit Income is organized as a Massachusetts business trust. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, whollyowned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. PCM has the authority to issue 300 million shares of $0.001 par value common stock. Dynamic Credit Income has authorized an unlimited amount of shares with $0.00001 par value.

Dynamic Credit Income issued 121,000,000 shares in its initial public offering. An additional 16,204,500 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,895,440 (representing approximately $0.01 per share) were offset against the proceeds of the offering and over-allotment option and have been charge to paid-in capital in excess of par. The Sub-Adviser paid all organizational costs of approximately $25,000.

PCM’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund. Dynamic Credit Income’s primary investment objective is to seek current income. Capital appreciation is a secondary objective of the Fund. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing

48	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors/Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

December 31, 2013	| Annual Report	49

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the period or year ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between

Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the

50	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign

December 31, 2013	| Annual Report	51

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows.

Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on the settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S.

52	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

PCM declares dividends from net investment income to stockholders monthly and distributions of net realized capital gains, if any, are paid at least annually.

Dynamic Credit Income intends to declare monthly distributions from net investment income but may fund a portion of distributions with gains from the sale of portfolio securities and other sources.

The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders/shareholders from return of capital.

(f) Foreign Currency Translation

Dynamic Credit Income’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

Dynamic Credit Income does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign

December 31, 2013	| Annual Report	53

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts will never be utilized by the borrower.

(h) Repurchase Agreements

The Funds are a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. At December 31, 2013, PCM and PCI had investments in repurchase agreements with a gross values of $574,000 and $9,518,000 on the Statements of Assets and Liabilities. The values of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the

54	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Equity-Linked Securities

The Funds may purchase equity-linked securities, also known as participation notes. Participation notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue participation notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed- delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(l) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as

December 31, 2013	| Annual Report	55

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(m) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(n) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Special Purpose Vehicle

The PCILS I LLC (the “PCILS Subsidiary”), a Delaware Corporation exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund's investment objectives and policies as specified in its prospectus and statement of additional information. The Fund's investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the PCILS Subsidiary. The consolidated financial statements include the accounts of the fund and the PCILS Subsidiary. All inter-company transactions and balances have been eliminated.

56	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

1. Organization and Significant Accounting Policies (continued)

A subscription agreement was entered into between the Fund and the PCILS Subsidiary, comprising the entire issued share capital of the PCILS Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the PCILS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the PCILS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the PCILS Subsidiary.

(p) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(q) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the

December 31, 2013	| Annual Report	57

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

2. Principal Risks (continued)

lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent Dynamic Credit Income directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, Dynamic Credit Income investments in foreign currency-denominated securities may reduce the returns of the Fund.

Dynamic Credit Income is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject Dynamic

Credit Income to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

58	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

2. Principal Risks (continued)

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ stock to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between Dynamic Credit Income and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

PCM had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as

December 31, 2013	| Annual Report	59

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

2. Principal Risks (continued)

net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates,

60	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

3. Financial Derivative Instruments (continued)

interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/ depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in

December 31, 2013	| Annual Report	61

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

3. Financial Derivative Instruments (continued)

exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are

62	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

3. Financial Derivative Instruments (continued)

disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% and 1.15% of the average daily total managed assets for PCM and Dynamic Credit Income, respectively. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements and borrowings)

December 31, 2013	| Annual Report	63

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

4. Investment Manager/Sub-Adviser (continued)

minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For these purposes, “borrowings” includes amount of leverage attributable to such instruments as reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments.

Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the period or year ended December 31, 2013, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
PCM	$600,570	–	$11,192,816	$44,517,897
Dynamic Credit Income	1,610,659,713	$1,504,874,035	5,638,233,784	1,475,821,777

6. Income Tax Information

The tax character of dividends and distributions paid was:

	Year ended December 31, 2013	Year ended December 31, 2012
	Ordinary Income(1)	Ordinary Income(1)
PCM	$12,601,663	$12,809,055
Dynamic Credit Income Fund	264,431,836	–

(1)	Includes short-term capital gains, if any.

At December 31, 2013, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
PCM	$1,060,912	$–	$41,546,211	$–
Dynamic Credit Income Fund	12,633,286	2,940,149	–	15,263,637

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2013 through December 31, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

64	Annual Report	| December 31, 2013

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

6. Income Tax Information (continued)

At December 31, 2013, capital loss carryforward amounts were:

					No Expiration(4)
	2015	2016	2017	2018	Short-Term	Long-Term
PCM	$21,701,310	$915,674	$16,167,576	$1,418,505	$193,964	$1,149,182
Dynamic Credit Income Fund	–	–	–		–	–

(4)	Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

For the year ended December 31, 2013, capital loss carryforwards were utilized as follows:

	Post-Enactment Utilized
	Short-Term	Long-Term
PCM	$–	$461,510

For the period or year ended December 31, 2013, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
PCM(a)(b)	$6,652	$(6,652)	$–
Dynamic Credit Income Fund(a)(b)(c)(d)(e)	34,553,902	(34,529,782)	(24,120)

These permanent “book-tax” differences were primarily attributable to:

(a)	Differing treatment of swap payments
(b)	Reclassification of gains and losses on paydowns
(c)	Reclassification of consent fees
(d)	Reclassification of gains and losses from foreign currency transactions
(e)	Sale-buyback adjustments

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
PCM	$165,597,575	$27,667,176	$5,037,403	$22,629,773
Dynamic Credit Income Fund	4,412,408,771	141,408,004	80,942,743	60,465,261

(6)	Differences, if any, between book and tax cost basis is primarily attributable to wash sale loss deferrals, basis adjustments to “Interest only” securities held by the Funds, differences in the book and tax treatment of bond amortization and sale-buyback adjustment.

7. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

December 31, 2013	| Annual Report	65

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

December 31, 2013

7. Subsequent Events (continued)

On January 2, 2014, the following dividends were declared to stockholders/shareholders payable February 3, 2014 to stockholders/shareholders of record on January 13, 2014.

PCM	$0.08 per common stock
Dynamic Credit Income	$0.15625 per common share

On February 3, 2014, the following dividends were declared to stockholders/shareholders payable March 3, 2014 to stockholders/shareholders of record on February 13, 2014.

PCM	$0.08 per common stock
Dynamic Credit Income	$0.15625 per common share

On January 29, 2014, Mr. Alfred Murata replaced Mr. Mark Seidner as lead portfolio manager primarily responsible for the day-to-day management of Dynamic Credit Income. Mr. Murata is a managing director and portfolio manager in the Newport Beach office on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a PH. D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California. Mr. Murata has been part of the portfolio management team of Dynamic Income since its inception in 2013.

There were no other subsequent events identified that require recognition or disclosure.

66	Annual Report	| December 31, 2013

Financial Highlights

PCM Fund, Inc.

For a share of common stock outstanding throughout each year:

	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.35	$9.48	$9.88	$7.73	$5.77
Investment Operations:
Net investment income	1.12	1.06	1.13	1.12	0.81
Net realized and change in unrealized gain (loss)	(0.20)	1.93	(0.47)	2.29	2.18
Total from investment operations	0.92	2.99	0.66	3.41	2.99
Dividends to Stockholders from Net Investment Income	(1.10)	(1.12)	(1.06)	(1.26)	(1.03)
Net asset value, end of year	$11.17	$11.35	$9.48	$9.88	$7.73
Market price, end of year	$11.65	$12.02	$10.77	$10.80	$7.97
Total Investment Return (1)	6.49%	23.34%	10.43%	54.01%	52.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$128,672	$130,461	$108,810	$113,020	$88,290
Ratio of expenses to average net assets, including interest expense (2)	2.05%	2.59%	2.44%	2.41%	2.67%
Ratio of expenses to average net assets, excluding interest expense	1.52%	1.76%	1.75%	1.75%	1.71%
Ratio of net investment income to average net assets	9.75%	10.05%	11.30%	11.91%	12.86%
Portfolio turnover rate	6%	13%	26%	28%	57%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements	| December 31, 2013 |	Annual Report	67

Consolidated Financial Highlights

PIMCO Dynamic Credit Income Fund

For a share of common stock outstanding throughout each period:

	For the Period January 31, 2013* through December 31, 2013
Net asset value, beginning of period	$23.88**
Investment Operations:
Net investment income	1.33
Net realized and unrealized gain	0.76
Total from investment operations	2.09
Dividends and Distributions to Shareholders from:
Dividends to shareholders from net investment income	(1.68)
Net realized gains	(0.24)
Total dividends and distributions to shareholders	(1.92)
Share Transactions:
Offering costs charged to paid-in-capital in excess of par	(0.01)
Net asset value, end of period	$24.04
Market price, end of period	$22.48
Total Investment Return (1)	(2.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,298,673
Ratio of expenses to average net assets, including interest expense (2)	1.52	%(3)
Ratio of expenses to average net assets, excluding interest expense	1.42	%(3)
Ratio of net investment income to average net assets	6.06	%(3)
Portfolio turnover rate	76%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(3)	Annualized.

68	Annual Report	| December 31, 2013 |	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

To the Stockholders/Shareholders and Board of Directors/Trustees of

PCM Fund, Inc. and

PIMCO Dynamic Credit Income Fund

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for PIMCO Dynamic Credit Income Fund), including the schedules of investments (consolidated schedule of investments for PIMCO Dynamic Credit Income Fund), and the related statements of operations (consolidated statement of operations for PIMCO Dynamic Credit Income Fund), of changes in net assets (consolidated changes in net assets for PIMCO Dynamic Credit Income Fund) and of cash flows (consolidated cash flows for PIMCO Dynamic Credit Income Fund) and the financial highlights (consolidated financial highlights for PIMCO Dynamic Credit Income Fund) present fairly, in all material respects, the financial position of PCM Fund, Inc. and PIMCO Dynamic Credit Income Fund (collectively the “Funds”) at December 31, 2013, the results of each of their operations and cash flows, the changes in their net assets and the financial highlights for periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2014

December 31, 2013	| Annual Report	69

Tax Information/Annual Stockholder Meeting Results/Proxy Voting Policies & Procedures/ Loan Investments and Origination (unaudited)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2013, are designated as “qualified dividend income”:

PCM Fund, Inc.	0.01%
Dynamic Credit Income Fund	1.19%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2013, that qualify for the corporate dividend received deduction is set forth below:

PCM Fund, Inc.	0.01%
Dynamic Credit Income Fund	1.07%

In January 2014, shareholders were advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the funds tax year ended December 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the fund.

Annual Stockholder Meeting Results:

PCM held its annual meeting of stockholders on April 30, 2013. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of James A. Jacobson — Class I to serve until the annual meeting for the 2016 fiscal year	10,103,933	219,295

Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2016 fiscal year	10,128,658	194,570

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, John C. Maney*, Alan Rappaport and Ms. Deborah A. DeCotis continued to serve.

*	Interested Director

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

70	Annual Report	| December 31, 2013

Tax Information/Annual Stockholder Meeting Results/Proxy Voting Policies & Procedures/ Loan Investments and Origination (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Loan Investments and Origination:

The Funds may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage. Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

December 31, 2013	| Annual Report	71

Privacy Policy (unaudited)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to

72	Annual Report	| December 31, 2013

Privacy Policy (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

December 31, 2013	| Annual Report	73

Dividend Reinvestment Plan (unaudited)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid

74	Annual Report	| December 31, 2013

Dividend Reinvestment Plan (unaudited) (continued)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

December 31, 2013	| Annual Report	75

Board of Trustees/Directors (unaudited)

PIMCO Dynamic Credit Income Fund/PCM Fund, Inc.

Name, Year of Birth, Position(s) Held with Fund,

Length of Service, Other Trusteeships/Directorships
Held by Trustee/Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee/Director

Principal Occupation(s) During Past 5 Years:
The address of each director/trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees/Directors since: 2008

Trustee/Director since: 2013-PCI; 2008-PCM

Term of office: Expected to stand for re-election at annual meeting of shareholders for PCI and PCM’s 2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee/Director since: 2013-PCI; 2011-PCM

Term of office: Expected to stand for re-election at annual meeting of shareholders for PCI’s 2016 fiscal year and PCM’s 2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee/Director since: 2013-PCI; 2010-PCM

Term of office: Expected to stand for re-election at annual meeting of shareholders for PCI 2015 fiscal year and PCM’s 2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson

Year of Birth: 1945

Trustee/Director since: 2013-PCI; 2009-PCM

Term of office: Expected to stand for re-election at annual meeting of shareholders for PCI’s 2015 fiscal year and PCM’s 2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

76	Annual Report	| December 31, 2013

Board of Trustees/Directors (unaudited) (continued)

PIMCO Dynamic Credit Income Fund/PCM Fund, Inc.

Name, Year of Birth, Position(s) Held with Fund,

Length of Service, Other Trusteeships/Directorships
Held by Trustee/Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee/Director

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Year of Birth: 1945

Trustee/Director since: 2013-PCI; 2008-PCM

Term of office: Expected to stand for re-election at annual meeting of shareholders for PCI’s 2014 fiscal year and PCM’s 2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Year of Birth: 1953

Trustee/Director since: 2013-PCI, 2010-PCM

Term of office: Expected to stand for re-election at annual meeting of shareholders for PCI’s 2014 fiscal year and PCM’s 2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, (formerly, Vice Chairman) Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee/Director since 2013-PCI; 2008-PCM

Term of office: Expected to stand for re-election at annual meeting of shareholders for PCI’s 2016 fiscal year and PCM’s 2014 fiscal year.

Trustee/Director of 85 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

December 31, 2013	| Annual Report	77

Fund Officers (unaudited)

PIMCO Dynamic Credit Income Fund/PCM Fund, Inc.

Name, Year of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2013-PCI; 2008-PCM	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex and of The Korea Fund, Inc.; and President of 56 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2013-PCI; 2008-PCM	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer Since: 2013-PCI; 2008-PCM	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2013-PCI; 2008-PCM	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2013-PCI; 2011-PCM	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2013-PCI; 2008-PCM	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2013-PCI; 2008-PCM	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board until their successors are appointed and qualified or until their earlier resignation or removal.

78	Annual Report	| December 31, 2013

Directors/Trustees

Hans W. Kertess

Chairman of the Board of Directors/Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PCM Fund, Inc. and to the shareholders of PIMCO Dynamic Credit Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ stockholder/shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ613AR_123113

AGI-2014-01-06-8648

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $80,000 in 2013 (December 31, 2013 was the Registrant’s initial fiscal year).

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2013 (December 31, 2013 was the Registrant’s initial fiscal year). These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,990 in 2013 (December 31, 2013 was the Registrant’s initial fiscal year). These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Dynamic Credit Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $8,858,060 (December 31, 2013 was the Registrant’s initial fiscal year).

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. DeCortis.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO DYNAMIC CREDIT INCOME FUND

(the “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March 4, 2014, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Dynamic Credit Income Fund (“PCI” or the “Fund”):

Alfred T. Murata

Mr. Murata has been the lead portfolio manager since January 2014. Mr. Murata is a managing director, and a portfolio manager on the mortgage credit portfolio management team at Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the portfolio manager as of January 31, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata	PCI	4	35,276.12	2	4,633.45	5	632.34

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of January 31, 2014, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•	Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•	Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•	Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2014.

PIMCO Dynamic Credit Income Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Alfred T. Murata	$50,001 - $100,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY ANDAFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pimco Dynamic Credit Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: March 4, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date: March 4, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 4, 2014